As filed with the Securities and Exchange Commission on December 22, 2010

  File No. 333-113070
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 17  ☒

  and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 165  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on May 1, 2011 pursuant to paragraph (b) of Rule 485

☒  80 days after filing pursuant to paragraph (a) of Rule 485

☐  on May 1, 2011 pursuant to paragraph a(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveValues® Advantage Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchase the SecurePay rider, your options for allocating Net Purchase Payments and Contract Value will be restricted. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") The Sub-Accounts invest in the following Funds:

American Funds Insurance Series

Asset Allocation Fund-SC

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)*

Invesco Van Kampen V.I. Capital Growth Fund, Class II**

Invesco Van Kampen V.I. Comstock Fund, Class II

Invesco Van Kampen V.I. Equity And Income Fund, Class II

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Class II

Invesco Van Kampen V.I. Government Fund, Class II

Invesco Van Kampen V.I. Growth and Income Fund, Class II

Invesco Van Kampen V.I. International Growth Equity Fund, Class II**

Invesco Van Kampen V.I. Mid Cap Growth Fund, Class II

Invesco Van Kampen V.I. Mid Cap Value Fund, Class II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio-SC2

VIP Equity-Income Portfolio-SC2**

VIP Freedom Fund, 2015 Maturity-SC2**

VIP Freedom Fund, 2020 Maturity-SC2**

VIP Growth Portfolio-SC2**

VIP Index 500-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable Insurance
Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

Franklin Income Securities Fund, Class 2

Franklin Rising Dividends Securities Fund, Class 2

Franklin Small-Mid Cap Growth Securities Fund, Class 2

Franklin Small Cap Value Securities Fund, Class 2

Franklin U.S. Government Fund, Class 2

Mutual Shares Securities Fund, Class 2

Templeton Foreign Securities Fund, Class 2

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund)

Templeton Growth Securities Fund, Class 2

Goldman Sachs Variable Insurance Trust***

Strategic Growth Fund, Service Class (formerly Capital Growth Fund, Service Class)

Large Cap Value Fund, Service Class (formerly Growth and Income Fund, Service Class)

Growth Opportunities Fund, Service Class

MidCap Value Fund, Service Class

Strategic International Equity Fund, Service Class

Structured Small Cap Equity Fund, Service Class**

Structured U.S. Equity Fund, Service Class**

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II

ClearBridge Small Cap Growth Fund, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio (formerly All Value Portfolio)

Capital Structure Portfolio (formerly America's Value Portfolio)

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Opportunities Portfolio (formerly International Portfolio)

Classic Stock Portfolio (formerly Large-Cap Core Portfolio)

Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

Growth Series-SS

Investors Growth Stock Series-SS

Investors Trust Series-SS

New Discovery Series-SS

Research Bond Series-SS

Research Series-SS

Total Return Series-SS

Utilities Series-SS

Value Series-SS

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Securities Fund/VA-SS

High Income Fund/VA-SS**

Main Street Fund/VA-SS

Small & Mid Cap Growth Fund/VA-SS (formerly MidCap Fund)VA-SS**

Money Fund/VA

Global Strategic Income Fund/VA-SS (formerly Strategic Bond Fund/VA-SS)

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class

Low Duration Fund, Advisor Class

Real Return Fund, Advisor Class

Short-Term Fund, Advisor Class

Total Return Fund, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The Universal Institutional Funds, Inc.

Global Real Estate Portfolio Class II

*  On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

**  Not available for Contracts purchased on or after November 2, 2009.

***  Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are available to Contracts issued before May 1, 2008.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveValues® Advantage Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2011

PRO.VALADV.0510

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annuity Commencement Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: ProtectiveValues® Advantage Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA: Dollar cost averaging.

Effective Date: The date as of which the initial Net Purchase Payment is credited to the Contract and the date the Contract takes effect.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account, DCA Fixed Accounts, and any other Allocation Option we may offer with interest rate guarantees.

Monthly Anniversary Day: The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk: The value of the death benefit minus the Contract Value.

Net Purchase Payment: The Purchase Payment, less the sales charge and any applicable premium taxes.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Day: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	5.75	%(1)
Maximum Surrender Charge (as a % of amount surrendered)	None
Transfer Fee	$25	(2)
SecurePay Medical Evaluation Fee	$300	(3)
Premium Tax	3.5%

(1)  The Sales Charge percentage decreases at certain points as your Contract Value increases. (See "Charges and Deductions, Sales Charge.")

(2)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(3)  This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. However, if an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See SecurePay ME®: "Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4)  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee	$35	(1)
Variable Account Annual Expenses (as a percentage of average Variable Account value)

	Contracts Issued On or After 5/1/10	Contracts Issued From 5/1/09 to 4/30/10	Contracts Issued On or After 5/1/06 but Before 5/1/09	Contracts Issued Before 5/1/06
Mortality and Expense Risk Charge	0.75%	0.70%	0.60%	0.50%
Administration Charge	0.10%	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses (without death benefit fee)	0.85%	0.80%	0.70%	0.60%

Monthly Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
For Contracts Issued On or After May 1, 2009:
Maximum Anniversary Value Death Benefit		0.20%
For Contracts Issued On or After July 1, 2005 But Before May 1, 2009:
Maximum Anniversary Value Death Benefit		0.30%
Return of Purchase Payments Death Benefit		0.10%
For Contracts Issued Before July 1, 2005:		N/A
ValuPay Fee(3) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
For Contracts Issued On or After May 1, 2009:		N/A
For Contracts Issued Before May 1, 2009:
Return of Purchase Payments Death Benefit	Maximum:	$227.28 ($18.94 per month)
	(age 95 or more)
	Fee at age 63	$12.12 ($1.01 per month)
	Minimum: (age 50 or less)	$3.00 ($0.25 per month)
Maximum Anniversary Value Death Benefit	The ValuPay Fee is not available for this death benefit.
Monthly Optional SecurePay Fee(4) (as an annualized percentage of the Benefit Base(5) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)
SecurePay riders issued on or after May 1, 2011 (or later, subject to state approval)(6)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under Right Time®	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under Right Time®	1.60%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit at time of Contract Purchase	2.00%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit under Right Time®	2.20%	1.10%
SecurePay riders issued on or after May 1, 2009 but before May 1, 2011:(7)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime® option	1.60%	1.00%

SecurePay riders issued before May 1, 2009:(7)(8)
	Maximum	Current(9)
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders, is $50,000 or more. (See "Charges and Deductions.")

(2)  There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus. If your Contract is issued on or after May 1, 2009, we will assess the CoverPay Fee if you purchase the Maximum Anniversary Value Death Benefit; there is no death benefit fee for the Return of Purchase Payments Death Benefit. If your Contract was issued before May 1, 2009, but on or after July 1, 2005, you elected either the CoverPay Fee or, for the Return of Purchase Payments Death Benefit only, the ValuPay Fee If your Contract was purchased before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). The asset-based fee is equal, on an annual basis, to 0.15% of your average Contract Value measured on each Monthly Anniversary Day. (See "Charges and Deductions, Death Benefit Fee.")

(3)  The ValuPay fee is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "Charges and Deductions, ValuPay Fee.")

(4)  If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee and your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value or your SecurePay Highest Quarterly Value under the SecurePay rider with SecurePay Advantage Plus Benefit will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract or quarterly Anniversaries, as applicable. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay Advantage Plus Benefit, we also will no longer calculate the SecurePay [Roll-up Value]. If you purchased the SecurePay Advantage Benefit (or, if you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009), we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up Period. See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") with RightTime® Option" in this prospectus. If you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009, however, we will not reset your Roll-up Period following an increase in your Benefit Base to equal the SecurePay Anniversary Value if you elect not to pay the increase in your SecurePay Fee. See Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

(5)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. If you purchase the Rider when your contract is issued, your initial Benefit Base is equal to your initial Purchase Payment. If you purchase your Rider under the RightTime® option, your initial Benefit Base is equal to your Contract Value on the Rider Effective Date. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") with RightTime® Option" in this prospectus.

(6)  Effective May 1, 2011, an additional SecurePay feature — the SecurePay Advantage Plus Benefit — is available for purchase with the SecurePay rider for an increased fee (subject to state approval).

(7)  Effective May 1, 2009, the following changes were made to the SecurePay rider: 1) an additional SecurePay feature — the SecurePay Advantage Benefit — is available for purchase with the SecurePay rider for an increased fee; and 2) SecurePay riders issued on and after May 1, 2009 without the SecurePay Advantage Benefit will have a different Maximum Withdrawal Percentage and a lower SecurePay fee than riders issued before May 1, 2009.

(8)  Effective May 1, 2009, the SecurePay R72 Benefit (which was only available for Contracts purchased on or after May 1, 2008) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay R72 Benefit, please see Appendix E: SecurePay R72 Benefit (Not Available On or After May 1, 2009).

(9)  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	—%	-	—	%(1)

(1)  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including Variable Account charges in effect as of May 1, 2010, owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay rider with the SecurePay Advantage Plus Benefit under the RightTime® option at the maximum charge. The second example assumes that you purchased the SecurePay rider with the SecurePay Advantage Plus Benefit under the RightTime® option at the current charge. The third example assumes that you have not purchased the SecurePay rider. Please note that while election of the Maximum Anniversary Value Death Benefit is assumed in the following examples, under certain circumstances, the ValuPay fee for the Return of Purchase Payments Death Benefit may be more expensive for Contracts issued before May 1, 2009, depending on the oldest Owner's age and the Net Amount at Risk. The examples assume that all the Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

If you surrender, annuitize* or remain invested in the Contract at the end of the applicable time period:

1  If you purchased the SecurePay rider with the SecurePay Advantage Plus Benefit selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

2  If you purchased the SecurePay rider with the SecurePay Advantage Plus Benefit selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

3  If you have not purchased the SecurePay rider:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

*  You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date". Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

SUMMARY

The Contract

What is the ProtectiveValues® Advantage Variable Annuity Contract?	The ProtectiveValues® Advantage Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".) In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts".)
Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract".)

What are the Purchase Payments?	The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract ($2,000 for a Qualified Contract). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you purchase the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option".) The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments".)

Can I cancel the Contract?	You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value plus the sales charge in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel".)

Can I transfer amounts in the Contract?	Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year; we reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers".) If you purchase the SecurePay rider, your options for transferring Contract Value among the Allocation Options will be restricted in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option".)

Can I surrender the Contract?	Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "Federal Tax Matters".)

Is there a death benefit?	If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "Death Benefit".)
For Contracts issued on or after May 1, 2009, the Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee (the CoverPay Fee), but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")
For Contracts issued on or after July 1, 2005 but before May 1, 2009, you were allowed to select either: (1) the Return of Purchase Payments Death Benefit with the CoverPay Fee or the ValuPay Fee; or (2) the Maximum Anniversary Value Death Benefit with the CoverPay Fee.
For Contracts issued before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for this death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee).

What is the SecurePay rider?	The SecurePay rider guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59 1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. Under the rider, your options for allocating Net Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions may differ according to which version of the SecurePay rider you choose. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you. We charge an additional fee if you purchase the SecurePay rider. If you elect the SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel the SecurePay rider for the first ten years following the date of its issue.
Depending upon when you purchased your Contract, you may choose from up to three versions of the SecurePay rider.
1) The basic SecurePay rider is available with Contracts purchased on or after May 1, 2007. Your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.
2) The SecurePay rider with SecurePay Advantage Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2009, provided that the youngest Owner (or, in the case of a Qualified Contract, the Annuitant) is age 55 or older. Like the basic SecurePay rider, the SecurePay Advantage Benefit provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. The SecurePay Advantage Benefit also provides for potential increases in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

3) The SecurePay rider with SecurePay Advantage Plus Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2011 (subject to state approval), provided that the youngest Owner (or, in the case of a Qualified Contract, the Annuitant) is age 50 or older. This benefit is designed to provide for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. The SecurePay Advantage Plus Benefit also provides for potential increases in the Benefit Base of up to a specified percentage (based on the attained age of the younger Covered Person) each Contract Anniversary during a specified period, even if your Contract Value has not increased.
Also, effective May 1, 2009, the SecurePay R72 Benefit is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay R72 Benefit, please see Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

What Annuity Options are available?	Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

Is the Contract available for qualified retirement plans?	You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans".)
Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

Other contracts	We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix C to this prospectus and in the Statement of Additional Information.

Federal Tax Status

Generally, all earnings on investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters".)

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2010, Protective Life had total assets of approximately $___ billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $___ billion at December 31, 2010.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following Sub-Accounts of the Variable Account are generally available in the Contract:

American Funds Asset Allocation Fund SC*
Fidelity VIP Mid Cap-SC2*
Fidelity VIP Freedom Fund 2015 Maturity-SC2*(2)
Fidelity VIP Freedom Fund 2020 Maturity-SC2*(2)
Fidelity VIP Growth-SC2*(2)
Fidelity VIP Equity-Income-SC2*(2)
Fidelity VIP Contrafund®-SC2*
Fidelity VIP Investment Grade Bond-SC2*
Fidelity VIP Index 500-SC2*
Franklin Income Securities-C2*
Franklin Rising Dividends Securities-C2*
Franklin Small-Mid Cap Growth Securities-C2*
Franklin Flex Cap Growth Securities-C2*
Franklin Small Cap Value Securities-C2*
Franklin U.S. Government-C2*
Mutual Shares Securities-C2*
Templeton Foreign Securities-C2*
Templeton Global Bond Securities-C2 (formerly Templeton Global Income Securities)*
Templeton Growth Securities-C2*
Goldman Sachs Structured Small Cap Equity-SC*(1)(2)
Goldman Sachs Strategic Growth, SC (formerly Goldman Sachs Capital Growth-SC)*(1)
Goldman Sachs Mid CapValue-SC*(1)
Goldman Sachs Strategic International Equity-SC*(1)
Goldman Sachs Structured U.S. Equity-SC*(1)(2)
Goldman Sachs Large Cap Value, SC (formerly Goldman Sachs Growth and Income)-SC*(1)
Goldman Sachs Growth Opportunities-SC*
Invesco Van Kampen V.I. Capital Growth II*(2)(3)
Invesco Van Kampen V.I. Comstock II*(3)
Invesco Van Kampen V.I. Equity And Income II*(3)
Invesco Van Kampen V.I. Global Tactical Asset Allocation II*(3)
Invesco Van Kampen V.I. Government II*(3)
Invesco Van Kampen V.I. Growth and Income II*(3)
Invesco Van Kampen V.I. International Growth Equity II*(2)(3)
Invesco Van Kampen V.I. Mid Cap Growth II*(3)
Invesco Van Kampen V.I. Mid Cap Value II*(3)	Legg Mason ClearBridge Mid Cap Core II*
Legg Mason ClearBridge Small Cap Growth II*
Lord Abbett Growth and Income
Lord Abbett International Opportunities Portfolio (formerly International)
Lord Abbett Classic Stock (formerly Lord Abbett Large-Cap Core)
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
Lord Abbett Growth Opportunities
Lord Abbett Capital Structure (formerly Lord Abbett America's Value)
Lord Abbett Fundamental Equity (formerly Lord Abbett All Value)
MFS New Discovery SS*
MFS Growth SS*
MFS Research SS*
MFS Investors Growth Stock SS*
MFS Investors Trust SS*
MFS Utilities SS*
MFS Total Return SS*
MFS Research Bond-SS*
MFS Value-SS*
Oppenheimer Small & Mid Cap Growth (formerly MidCap) SS*(2)
Oppenheimer Global Securities SS*
Oppenheimer Capital Appreciation SS*
Oppenheimer Main Street SS*
Oppenheimer High Income SS*(2)
Oppenheimer Global Strategic Income (formerly
Strategic Bond) SS*
Oppenheimer Money
PIMCO Long-Term US Government, AC*
PIMCO Low Duration, AC*
PIMCO Real Return, AC*
PIMCO Short-Term, AC*
PIMCO Total Return, AC*
Royce Capital Micro-Cap, SC*
Royce Capital Small-Cap, SC*
UIF Global Real Estate II*

*  This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information please see "Other Information about the Funds" and "Distribution of the Contracts" in this prospectus, and the prospectus for the Fund.

(1)  Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are available to Contracts issued before May 1, 2008.

(2)  Not available for Contracts purchased on or after November 2, 2009.

(3)  On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

If you select the SecurePay rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Net Purchase Payments and Contract Value in accordance with the rider's

Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Administration

Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: American Funds Insurance Series managed by Capital Research and Management Company, Fidelity® Variable Insurance Products managed by Fidelity Management and Research Company and subadvised by FMR Co., Inc., Fidelity Investments Money Management, Inc. or Strategic Advisors, Inc.; Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co., LLC., Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

American Funds Insurance Series

Asset Allocation Fund, Service Class

This Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(1)

Invesco Van Kampen V.I. Equity and Income Portfolio, Class II

This Fund seeks capital appreciation and current income.

Invesco Van Kampen V.I. International Growth Equity Portfolio, Class II*

This Fund seeks long-term capital appreciation, with a secondary objective of income.

Invesco Van Kampen V.I. US Mid Cap Value Fund, Class II

This Fund seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco Van Kampen V.I. Capital Growth Portfolio, Class II (formerly Strategic Growth Portfolio Class II)*

This Fund seeks capital appreciation.

Invesco Van Kampen V.I. Comstock Portfolio, Class II

This Fund seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Class II

This Fund seeks capital appreciation over time.

Invesco Van Kampen V.I. Government Portfolio, Class II

This Fund seeks to provide investors with high current return consistent with preservation of capital.

Invesco Van Kampen V.I. Growth and Income Portfolio, Class II

This Fund seeks long-term growth of capital and income.

Invesco Van Kampen V.I. MidCap Growth Portfolio, Class II (formerly Aggressive Growth Portfolio Class II)

This Fund seeks capital growth.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

(1)  On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

*  Not available for Contracts purchased on or after November 2, 2009.

VIP Equity-Income Portfolio, Service Class 2*

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

VIP Freedom Fund 2015 Maturity, Service Class 2*

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom Fund 2020 Maturity, Service Class 2*

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class 2*

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Franklin Small Cap Value Securities Fund, Class 2

This Fund seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies.

*  Not available for Contracts purchased on or after November 2, 2009.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of the Goldman Sachs Fund is only available to Contracts issued before May 1, 2008.

Strategic Growth Fund, Service Class (formerly Capital Growth Fund, Service Class)

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class (formerly Growth and Income Fund, Service Class)

This Fund seeks long-term capital appreciation.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

MidCap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class*

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class*

This Fund seeks long-term growth of capital and dividend income.

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

ClearBridge Small Cap Growth Fund, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio (formerly All Value Portfolio)

This Fund seeks long-term growth of capital and income without excessive fluctuations in market value.

Capital Structure Portfolio (formerly America's Value Portfolio)

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

International Opportunities Portfolio (formerly International Portfolio)

The Fund's investment objective is long-term capital appreciation.

Classic Stock Portfolio (formerly Large-Cap Core Portfolio

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

*  Not available for Contracts purchased on or after November 2, 2009.

MFS® Variable Insurance TrustSM

Growth Series, Service Class Shares (formerly Emerging Growth Series)

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Bond Series, Service Class

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

Value Series, Service Class

This Fund seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares*

This Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager believes does not involve undue risk.

*  Not available for Contracts purchased on or after November 2, 2009.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

Small- & Mid-Cap Growth Fund/VA Service Shares, (formerly MidCap Fund/VA, Service Shares)*

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA Service Shares (formerly Strategic Bond Fund/VA), Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

Low Duration Fund, Advisor Class

This Fund seeks maximum total return consistent with preservation of capital and prudent investment management. The portfolio focuses on short maturity fixed income instruments rated B to Aaa.

Real Return Fund, Advisor Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on inflation-indexed fixed income securities rated B to Aaa.

Short-Term Fund, Advisor Class

This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on money market instruments and short maturity fixed income instruments.

Total Return Fund, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on intermediate maturity fixed income instruments rated B to Aaa.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.

*  Not available for Contracts purchased on or after November 2, 2009.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million to $2.5 billion.

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio Class II

Seeks current income and capital appreciation.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment adviser. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.

Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Contract.

Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios. and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Contract Value or premium allocation or percentages in response to these changes. If you desire to change your Contract Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
American Funds Insurance Series	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments from Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

Certain Payments We Make with Regard to the Funds

We pay American Funds Distributors, Inc., principal underwriters for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Asset Allocation Fund for the services it provides in marketing this Fund's shares in connection with the Contracts.

For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of American Funds Insurance Series, Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and The Universal Institutional Funds, Inc., are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of American Funds Insurance Series, Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and The Universal Institutional Funds, Inc., monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The ProtectiveValuesSM Advantage Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

Use of the Contract in Qualified Plans.

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans), Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, the age restrictions do not apply to the Owner.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Commencement Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select the SecurePay rider, changing and/or adding Owners may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Beneficiary.

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Annuitant.

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the Net Purchase Payment to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the Net Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you select the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") The minimum initial Purchase Payment is $5,000 ($2,000 for Qualified Contracts). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive them at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our administrative office after the end of the Valuation Period on the next Valuation Day. Protective Life retains the right to limit the maximum aggregate Purchase Payments that can be made without prior administrative office approval. This amount is currently $1,000,000.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the automatic Purchase Payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus the sales charge and any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Net Purchase Payment (and any subsequent Net Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Net Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate how their initial and subsequent Net Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select the SecurePay rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Variable Account Value

Sub-Account Value.

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Net Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units.

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Net Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders;

•  partial surrenders;

•  partial automatic withdrawals;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

•  application of the Contract Value to an Annuity Option;

•  deduction of the monthly death benefit fee, the monthly SecurePay Fee, and the annual contract maintenance fee; and

•  deduction of a sales charge when a letter of intent is not fulfilled.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay Fee, and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value.

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions at our administrative office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received at our administrative office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our administrative office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Commencement Date, when Variable Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account or any Sub-Account.

If you select the SecurePay rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

How to Request Transfers.

Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers.

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging.

Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account (or any other Allocation Option) to any Sub-Account of the Variable Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon written notice to the Owner.

Any Net Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period and frequency of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

The periodic amount transferred from a DCA Fixed Account will be equal to the Net Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0 or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Net Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Net Purchase Payment remained in the DCA Fixed Account for the full period.

If you select the SecurePay rider, you may allocate your Purchase Payments to a DCA Fixed Account; however, you must make transfers from the DCA Fixed Account in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Portfolio Rebalancing.

Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. (See "Federal Tax Matters.") Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59 1/2. (See "Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request. (See "Suspension or Delay in Payments.")

Full Surrender.

At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at the time.

Surrender Value.

The surrender value of your Contract is equal to the Contract Value minus any applicable contract maintenance fee, outstanding sales charge and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice or facsimile requesting surrender and your Contract at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

Partial Surrender.

At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000 (or $2,000 for Qualified Contracts). Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider special withdrawal rules apply, especially on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or by facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

We will withdraw the amount of your partial surrender and any applicable premium tax from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Options is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

Cancellation of Accumulation Units.

Surrenders and partial surrenders will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

  (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)  earnings on those contributions; and

  (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Partial Automatic Withdrawals.

Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

  (1)  made an initial Purchase Payment of at least $5,000; or

  (2)  a Contract Value as of the previous Contract Anniversary of at least $5,000.

The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the partial automatic withdrawal plan. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option."). We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts are not available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account and any DCA Fixed Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account.

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

The Fixed Account.

You generally may allocate some or all of your Net Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. (See "Transfers.")

The interest rates we apply to Net Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Net Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Net Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

The DCA Fixed Accounts are available only for Net Purchase Payments designated for dollar cost averaging. Net Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Net Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Net Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Net Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

(1)  Net Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  interest credited to the Guaranteed Account; minus

(4)  amounts transferred out of the Guaranteed Account, including any transfer fee; minus

(5)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax; minus

(6)  fees deducted from the Guaranteed Account including the monthly death benefit fee and the annual contract maintenance fee; minus

(7)  deduction of a sales charge when a letter of intent is not fulfilled.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Contract Value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit.

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse.

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner's spouse's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Under the federal Defense of Marriage Act ("DOMA"), only individuals of the opposite sex can be treated as married or spouses. DOMA is the controlling law when determining whether individuals are "spouses" for purposes of federal tax provisions of annuity contracts. Under federal tax law, the beneficiary of an annuity contract who is the spouse (within the meaning of DOMA) of a deceased owner is treated more favorably than a beneficiary who is not recognized as a spouse under DOMA. Specifically, as described above, a beneficiary who is a DOMA recognized spouse of the deceased owner may continue an annuity contract without taking any distributions from the contract. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner under DOMA (e.g., civil union and domestic partners or same-sex spouses) must surrender the contract within 5 years of the owner's death or take distributions from the contract over the beneficiary's life or life expectancy. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to elect to continue the Contract as provided in this section.

If you have questions concerning your status as a spouse and how that status might affect your rights under the Contract, please consult your legal adviser.

Selecting a death benefit.

At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit.

Contracts issued on or after May 1, 2009. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee (the CoverPay Fee), but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

Contracts issued on or after July 1, 2005 but before May 1, 2009. You were allowed to select either: (1) the Return of Purchase Payments Death Benefit with the CoverPay Fee or the ValuPay Fee; or (2) the Maximum Anniversary Value Death Benefit with the CoverPay Fee. (See "Charges and Deductions, Death Benefit Fee.")

Contracts issued before July 1, 2005. Only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). (See "Charges and Deductions, Death Benefit Fee.")

Before choosing an optional death benefit and death benefit fee, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit.

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period for Contracts issued before May 1, 2009.

Maximum Anniversary Value Death Benefit (not available in contracts purchased before July 1, 2005).

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each partial surrender since that Contract Anniversary.

The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Death Benefit Fee.

We assess a fee for the Maximum Anniversary Value Death Benefit (and, for Contracts issued before May 1, 2009, the Return of Purchase Payments Death Benefit). If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. If you selected the Return of Purchase Payments Death Benefit before May 1, 2009, you elected either the CoverPay® Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay® Fee, which is based on the Net Amount at Risk on the day the fee is assessed (Contracts issued before July 1, 2005 elected either an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee)). You cannot change your election after your Contract is issued. Each type of fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that a death benefit fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SecurePay")
WITH RightTime® OPTION

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge ("SecurePay Fee") an optional guaranteed lifetime withdrawal benefit rider (the "SecurePay Rider"). The Secure Pay rider is not available with Contracts purchased before May 1, 2007.

In general, the SecurePay rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance.

Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime® option, provided you satisfy the rider's age requirements. See "Maximum Age Limits for Electing the SecurePay Rider." Please note that any amounts in excess of the Contract Value that we make available through withdrawals, lifetime payments, or guaranteed values under the rider are subject to our financial strength and claims-paying ability.

Depending on when you purchased your Contract, you may choose from among three versions of the SecurePay rider: the basic SecurePay Rider, the SecurePay Rider with the SecurePay Advantage Benefit, and the SecurePay Rider with SecurePay Advantage Plus Benefit .

1)  The basic SecurePay rider is available with Contracts purchased on or after May 1, 2007. Your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.

2)  The SecurePay rider with the SecurePay Advantage Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2009, provided that the youngest Owner (or, in the case of a

Qualified Contract, the Annuitant) is age 55 or older. Like the basic SecurePay rider, the SecurePay Advantage Benefit provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. The SecurePay Advantage Benefit also provides for potential increases in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

3)  The SecurePay rider with SecurePay Advantage Plus Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2011, provided that the youngest Owner (or, in the case of a Qualified Contract, the Annuitant) is age 50 or older. This benefit is designed to provide for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. The SecurePay Advantage Plus Benefit also provides for potential increases in the Benefit Base of up to a specified percentage (based on the attained age of the younger Covered Person) each Contract Anniversary during a specified period, even if your Contract Value has not increased. The availability of SecurePay Advantage Plus Benefit is subject to state approval. We will not issue the SecurePay Advantage Plus Benefit in a state until state approval is received. Please check with your sales representative regarding approval in your state. If you purchase your Contract on or after May 1, 2011, and the SecurePay Advantage Plus Benefit has not been approved in your state, and you later purchase the SecurePay rider with the SecurePay Advantage Plus Benefit under the RightTime® option within 60 days of such approval, your SecurePay fee will be the same as it would have been if you had purchased the rider with the SecurePay Advantage Plus Benefit when you purchased your Contract.

Once the SecurePay rider is purchased and issued, you may not select a different version of the rider. All of the terms and conditions of the SecurePay rider apply to each version of the rider, other than as noted. The primary distinctions among the three versions of the SecurePay rider are the manner in which the Benefit Base is recalculated on each Contract Anniversary before the Benefit Election Date, the required Investment Allocation Guidelines and Restrictions, the Maximum Withdrawal Percentage, and the SecurePay fee, as follows:

	Basic SecurePay	SecurePay with SecurePay Advantage Benefit	SecurePay with SecurePay Advantage Plus Benefit
Potential Increase in Benefit Base on each Contract Anniversary Before Benefit Election Date	Greater of: (1) current Benefit Base; or (2) SecurePay Anniversary Value (current Contract Value minus any Net Purchase Payments made two or more years after Rider Effective Date)	Greatest of: (1) current Benefit Base; (2) SecurePay Anniversary Value; or (3) SecurePay Roll-up Value (current Benefit Base plus 5.0% of Benefit Base on previous Contract Anniversary, reduced proportionately for partial surrenders)	Greatest of: (1) current Benefit Base; (2) SecurePay Anniversary Value; (3) SecurePay Highest Quarterly Value over past year (Contract Value on each quarterly anniversary minus Net Purchase Payments made two or more years following Rider Effective Date); or (4) SecurePay [Roll-up Value] (current Benefit Base plus specified percentage (based on attained age of younger Covered Person) of Benefit Base on previous Contract Anniversary, reduced proportionately for partial surrenders)

	Basic SecurePay	SecurePay with SecurePay Advantage Benefit	SecurePay with SecurePay Advantage Plus Benefit
Investment Allocation Guidelines and Restrictions	Must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; (2) an eligible Benefit Allocation Model Portfolio; or (3) a combination of 1 or 2.	Must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; (2) an eligible Benefit Allocation Model Portfolio; or (3) a combination of 1 or 2.	Must allocate Purchase Payments and Contract Value in accordance with (1) Allocation by Investment Category guidelines; (2) an eligible Benefit Allocation Model Portfolio; or (3) a combination of 1 or 2. Must participate in the [Asset Transfer Program].

Maximum Withdrawal Percentage	4.5% (two Covered Persons) 5.0% (single Covered Person)	4.5% (two Covered Persons age* 59 1/2 through 74)
5.0% (single Covered Persons age* 59 1/2 through 74)
5.5% (two Covered Persons age* 75 and older)
6.0% (single Covered Persons age* 75 and older)
* Age of (Younger) Covered Person(s) on Benefit Election Date	4.5% (two Covered Persons age* 59 1/2 through 74)
5.0% (single Covered Persons age* 59 1/2 through 74)
5.5% (two Covered Persons age* 75 and older)
6.0% (single Covered Persons age* 75 and older)
* Attained Age of (Younger) Covered Person(s) on Contract Anniversary

SecurePay Fee	0.95% maximum, 0.50% current (at time of Contract purchase) 0.95% maximum, 0.60% current (purchase under RightTime® option)	1.40% maximum, 0.90% current (at time of Contract purchase) 1.60% maximum, 1.00% current (purchase under RightTime® option)	2.00% maximum, 1.00% current (at time of Contract purchase) 2.20% maximum, 1.10% current (purchase under RightTime® option)

Special Note Regarding the Availability of the SecurePay R72 Benefit: Effective May 1, 2009, the SecurePay R72 Benefit is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay R72 Benefit, please see Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

SecurePay does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. We allocate all Purchase Payments and dollar cost averaging transfers, and deduct all SecurePay Withdrawals and other partial surrenders, in accordance with our Allocation Guidelines and Restrictions (described below).

•  Purchase Payments made more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Effective Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.

•  The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

•  For additional important considerations relating to the SecurePay Advantage Benefit, please see "SecurePay Advantage Benefit" below.

•  For additional important considerations relating to the SecurePay Advantage Plus Benefit, please see "SecurePay Advantage Plus Benefit" below.

The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase SecurePay if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix D demonstrates the operation of the SecurePay rider (with and without the SecurePay Advantage Benefit and the SecurePay Advantage Plus Benefit) using hypothetical examples. You should review Appendix D and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Rider

You may purchase the SecurePay rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime® option to add it to your Contract any time before the Owner's (or older Owner's) 86th birthday (the Annuitant's 86th birthday, if there is a non-natural Owner) or the Annuity Commencement Date, if earlier. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.

•  We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions (described below) after the Rider Effective Date.

•  Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Effective Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

•  For additional important considerations relating to the SecurePay Advantage Benefit, please see "SecurePay Advantage Benefit" below.

•  For additional important considerations relating to the SecurePay Advantage Plus Benefit, please see "SecurePay Advantage Plus Benefit" below.

The timing of the SecurePay rider purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date, and we begin reviewing SecurePay Highest Quarterly Values (described below) for the SecurePay rider with SecurePay Advantage Plus Benefit on the quarterly anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values and Highest Quarterly Values occurring prior to the Rider Effective Date do not affect the Benefit Base.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime® option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (described below), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Net Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

Maximum Age Limits for Selecting the SecurePay Rider

The SecurePay rider is available prior to the Owner's 86th birthday. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

Allocation Guidelines and Restrictions

In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider.

Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below); (3) allocate a portion of your Purchase Payments and Contract Value in accordance with one of the three Benefit Allocation Model Portfolios and the remaining portion of your Purchase Payments and Contract Value in any manner you choose, provided your overall allocation is consistent with the Allocation by Investment Category guidelines. You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. If you select the SecurePay rider with SecurePay Advantage Plus Benefit you also must participate in the [Asset Transfer Program].

Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

Allocation by Investment Category

Category 1

Minimum Allocation: 35%

Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO VIT Long-Term US Government

Franklin US Government	PIMCO VIT Low Duration

Lord Abbett Bond Debenture	PIMCO VIT Real Return

MFS Research Bond	PIMCO VIT Short-Term

Oppenheimer Money Fund	PIMCO VIT Total Return

Oppenheimer Global Strategic Income	Invesco Van Kampen V.I. Government

Category 2

Minimum Allocation: 0%

Maximum Allocation: 65%

American Funds Asset Allocation Fund	Lord Abbett Growth and Income

Fidelity VIP Freedom Fund 2015*	Lord Abbett Classic Stock

Franklin Income	MFS Investors Growth

MFS Total Return	MFS Investors Trust

Fidelity VIP Equity Income*	MFS Value

Fidelity VIP Freedom Funds 2020*	Mutual Shares

Fidelity VIP Index 500	Oppenheimer Main Street

Franklin Rising Dividends	Templeton Global Bond

Goldman Sachs Strategic Growth	Invesco Van Kampen V.I. Comstock

Goldman Sachs Large Cap Value	Invesco Van Kampen V.I. Growth and Income

Goldman Sachs Structured US Equity*	Invesco Van Kampen V.I. Equity & Income

Lord Abbett Capital Structure

Category 3

Minimum Allocation: 0%

Maximum Allocation: 30%

Fidelity VIP Contrafund	MFS New Discovery

Fidelity VIP Growth*	MFS Research

Fidelity VIP Mid Cap	MFS Utilities

Franklin Flex Cap Growth	Oppenheimer Capital Appreciation

Franklin Small Cap Value Securities	Oppenheimer Global Securities

Franklin Small-Mid Cap Growth	Oppenheimer High Income*

Goldman Sachs VIT Growth Opportunities	Oppenheimer Small & MidCap Growth*

Goldman Sachs Mid Cap Value	Royce Capital Micro-Cap

Goldman Sachs Strategic Intl. Equity	Royce Capital Small-Cap

Goldman Sachs Structured Small Cap Equity*	Templeton Foreign

Legg Mason ClearBridge Mid Cap Core	Templeton Growth

Legg Mason ClearBridge Small Cap Growth	Invesco Van Kampen V.I. Mid Cap Growth

Lord Abbett Fundamental Equity	Invesco Van Kampen V.I. Capital Growth*

Lord Abbett Growth Opportunities	Invesco Van Kampen V.I. Global Tactical Asset Allocation

Lord Abbett International Opportunities	UIF Global Real Estate

Lord Abbett Mid-Cap Value	Invesco Van Kampen V.I. International Growth Equity*

MFS Growth	Invesco Van Kampen V.I. US Mid Cap Value

*  Not available for Contracts purchased on or after November 2, 2009.

The Benefit Allocation Model Portfolios. Effective November 2, 2009, each of the Model Portfolios except the Aggressive Growth model will satisfy the SecurePay Rider's Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios".

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the SecurePay rider under the RightTime® option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider. You may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account (except for the DCA Fixed Account).

The [Asset Transfer Program]. If you have selected the SecurePay rider with the SecurePay Advantage Plus Benefit you must participate in the [Asset Transfer Program]. Under this program, we will monitor the performance of each Sub-Account, on each Monthly Anniversary Day. If the Accumulation Unit value of a Sub-Account on any Monthly Anniversary Day drops below a specified level the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund Sub-Account.

Under the [Asset Transfer Program], we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Day. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current monthly Anniversary Day and each of the last 11 Monthly Anniversary Days.

•  For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Days. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Day would be $4.04 (the sum of the 12 most recent Monthly Anniversary Days' (Accumulation Unit values divided by 12).

Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Days, then we will consider the Sub-Account to be restricted. This means:

•  On that Monthly Anniversary Day, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Money Fund Sub-Account;

•  You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•  If we receive instructions from you on or after that Monthly Anniversary Day requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the Oppenheimer Money Fund Sub-Account;

•  When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund Sub-Account in place of the restricted Sub-Account; and

•  Any automatic transfers from the DCA Fixed Account to the restricted Sub-Account will be redirected to the Oppenheimer Money Fund Sub-Account.

You may transfer your Contract Value in the Oppenheimer Money Fund Sub-Account to any non-restricted Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Day, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Day we will transfer some or all of your Contract Value in the Oppenheimer Money Fund Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

If any Monthly Anniversary Day is not a Valuation Day, we will effect the changes described above as of the next Valuation Day. We will not assess a transfer charge on transfers made pursuant to the [Asset Transfer Program] or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the [Asset Transfer Program].

Note: Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the [Asset Transfer Program] may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

You should not view the [Asset Transfer Program] as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more

Sub-Accounts to the Oppenheimer Money Fund Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix I in this prospectus for an example of the [Asset Transfer Program].

Changes to the Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider.

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider. We will provide you with prior written notice of any changes to the Benefit Allocation Model Portfolios.

For purposes of the [Asset Transfer Program], we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase a SecurePay rider, but we may use a different mathematical model for SecurePay riders we issue in the future. We reserve the right to change the default Sub-Account to which Purchase Payments and Contract Value are allocated when a Sub-Account is restricted, and to terminate the [Asset Transfer Program], at any time in our sole discretion.

If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select the SecurePay rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category Guidelines, a Benefit Allocation Model Portfolio, or partly in both, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider (see below).

Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with the SecurePay Rider's Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider. For example, if you are following the Allocation by Investment Category Guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation instruction includes:

(a)  allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions; or

(b)  directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(c)  transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(d)  deducting the proceeds of a withdrawal or partial surrender from an Allocation Option so that the allocation of your Contract Value following the withdrawal or surrender is inconsistent with the Allocation Guidelines and Restrictions; or

(e)  terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating the SecurePay Rider Within 30 Days of Termination."

Special Note For SecurePay Riders Issued Before December 1, 2008. Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, in order to maintain the SecurePay rider, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models developed for Protective by Mesirow Financial (the "Mesirow Model Portfolios"). If you had Contract Value in a Mesirow Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that Model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the Allocation Guidelines and Restrictions by either being invested in accordance with the Allocation by Investment Category guidelines or in accordance with one of the three currently eligible Benefit Allocation Model Portfolios, or both (as described above). If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Mesirow Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our administrative office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

•  Selecting the SecurePay Advantage Benefit or the SecurePay Advantage Plus Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay Advantage Benefit" and "SecurePay Advantage Plus Benefit" below.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Taxation of Partial and Full Surrenders."

  The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

•  Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our administrative office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage."

(1)  Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009 (or later, subject to state approval):

(a) If you do not select the SecurePay Advantage Benefit or the SecurePay Advantage Plus Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0%. and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%

(b) If you select the SecurePay Advantage Benefit, then we apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59 1/2 through 74 (SecurePay for two spouses)	4.5%
59 1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

(c) If you select the SecurePay Advantage Plus Benefit (available May 1, 2011) subject to state approvals, then we apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Attained Age of (Younger) Covered Person(s) on Contract Anniversary	Maximum Withdrawal Percentage
59 1/2 through 74 (SecurePay for two spouses)	4.5%
59 1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

Because the Maximum Withdrawal Percentage under the SecurePay rider with the SecurePay Advantage Plus Benefit is based on the attained age of the Covered Person on each Contract Anniversary, when we recalculate the Benefit Base on each Contract Anniversary, the Maximum Withdrawal Percentage, and therefore the AWA, will increase if the Covered Person enters a new age band.

(2) Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

If you purchased a SecurePay rider by itself (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59 1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59 1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

For example: Assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 x .06). If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 x .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

For hypothetical examples of the SecurePay rider issued before May 1, 2009 (without the SecurePay R72 Benefit) please see Appendix F in this prospectus.

Note:  If you delay the Benefit Election Date by 10 or more years following the Rider Effective Date, then you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals. This may be a factor for you to consider when deciding when to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Please see the discussion titled Beginning Your SecurePay Withdrawals in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus for other factors to consider when making this decision.

Note:  If you purchased a SecurePay rider before May 1, 2009 with the SecurePay R72 Benefit, then we will apply a different Maximum Withdrawal Percentage. Please see Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009) and Appendix G: Example of the SecurePay Rider with the SecurePay R72 Benefit for Contract Owners Who Purchased the Rider Before May 1, 2009.

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

Note: The two-year waiting period for SecurePay ME® begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay rider and request SecurePay ME is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for SecurePay ME, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under SecurePay ME and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under the rider's Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you will receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish SecurePay ME, as described below.

Note: SecurePay ME® may not be available in all states. We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA

You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note:  You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage we will require a medical evaluation of both spouses and, we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that you are Eligible for an Increased AWA

We must receive your Benefit Election Form at our administrative office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home (For contracts issued on or after May 1, 2008)

If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NHSM (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.

SecurePay NH may not be available in all states and we may further limit its availability.

What is SecurePay NH? If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

Eligibility for SecurePay NH Benefits. To qualify for the increased AWA under SecurePay NH, the Covered Person must:

1.  have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;

2.  (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and

3.  be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

Ineligibility. You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

Activities of Daily Living (ADL). Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

•  Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.

•  Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.

•  Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

•  Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

•  Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•  Transferring — The ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment. For purposes of determining eligibility for SecurePay NH, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

Applying for Increased AWA under SecurePay NH.

Initial Application. To apply for an increased AWA under SecurePay NH, you must submit an application certifying that the Covered Person meets the conditions for qualification under SecurePay NH. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated

Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

Re-Certification of Eligibility. Beginning with the second Contract Anniversary following the Qualification Date, you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary during the Nursing Home Benefit Period. We will notify you at least 30 days before the re-certification is due.

The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under SecurePay NH, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

Determining Your Increased AWA under SecurePay NH

Initial Qualifying Year. Qualification for an increased AWA under SecurePay NH may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

Notice of Qualification. We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

Subsequent Contract Years. In subsequent Contract Years during the Nursing Home Benefit Period, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. After the Nursing Home Benefit Period expires, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

Termination and Reinstatement of the SecurePay NH Benefit. The SecurePay NH benefit terminates when your SecurePay rider terminates. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

Tax Considerations for SecurePay NH. The tax treatment of SecurePay NH is uncertain in several respects. Please see "Federal Tax Matters, Tax Consequences of SecurePay Rider" and "Federal Tax Matters, Qualified Retirement Plans." If you are considering purchasing a Qualified Contract with SecurePay, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

Selecting Your Coverage Option

If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

Single Owner/ Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTimeSM option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue unless declined.

Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon the death of the Covered Person following the Benefit Election Date.	N/A

Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue unless declined.

Note:  A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime® option without the normal five-year waiting period. See "Purchasing a New SecurePay Rider After Termination of the Prior SecurePay Rider."

Changing Beneficiaries — Single Owner with Joint Life Coverage

After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider.

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime® option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Calculating the Benefit Base before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

Note: Between May 1, 2008 and May 1, 2009, we offered the SecurePay R72 Benefit, which was designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. Effective May 1, 2009, the SecurePay R72 Benefit was no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay R72 Benefit, please see Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime® option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Effective Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Net Purchase Payments made two or more years after the Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

On each Contract Anniversary, we may also increase the Benefit Base if you have selected the SecurePay rider with the SecurePay Advantage Benefit or the SecurePay rider with the SecurePay Advantage Plus Benefit (as described below).

SecurePay Advantage Benefit (Available On or After May 1, 2009)

Under the SecurePay Advantage Benefit, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary (the "roll-up" amount). This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 5.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 5.0% to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($94,500)

We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000 ($100,000 + $5,000 (the 5.0% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

The Roll-up Period begins on the Rider Effective Date and ends on the earliest of:

(1)  the next Valuation Day following the 10th Contract Anniversary after the Rider Effective Date;

(2)  the Benefit Election Date; or

(3)  the date the SecurePay rider terminates (see "Terminating the SecurePay Rider").

If the Roll-up Period ends, the SecurePay Advantage Benefit may not terminate. The SecurePay Advantage Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay Advantage Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay Advantage Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

SecurePay Advantage Plus Benefit (Available On or After May 1, 2011 (Or Later, Subject to State Approval))

Under the SecurePay Advantage Plus Benefit, we will recalculate your Benefit Base on each Contract Anniversary following the Rider Effective Date to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above);

(3)  the SecurePay Highest Quarterly Value on that Contract Anniversary (described below); or

(4)  the SecurePay [Roll-up Value] on that Contract Anniversary (described below).

SecurePay Highest Quarterly Value.  On each "quarterly anniversary" following the Rider Effective Date, we calculate a "quarterly value." Each quarterly value is equal to:

(a)  the Contract Value as of that quarterly anniversary; minus

(b)  Net Purchase Payments made two or more years following the Rider Effective Date.

The SecurePay Highest Quarterly Value on any Contract Anniversary is the highest quarterly value calculated since the prior Contract Anniversary, reduced proportionally for partial surrenders made since the prior Contract Anniversary.

Note: The "quarterly anniversary" is the same month and day as the Effective Date in each calendar quarter prior to the Annuity Commencement Date. If any quarterly anniversary is not a Valuation Day, or does not occur in that month, we will calculate the SecurePay Highest Quarterly Value as of the next Valuation Period.

SecurePay [Roll-up Value]. On each Contract Anniversary during the "roll-up period" (as described below), we calculate the SecurePay [Roll-up Value]. The SecurePay [Roll-up Value] is equal to:

(a)  the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)  the "roll-up percentage" multiplied by the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce this amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

The roll-up percentage is based on the attained age of the Covered Person (or the younger of the two Covered Persons) as of the Contract Anniversary for which the SecurePay [Roll-up Value] is being calculated, as follows:

Age of (Younger) Covered Person(s) on Contract Anniversary	Roll-Up Percentage
At least 50 but less than 59 1/2	4.00%
At least 59 1/2 but less than 75	5.00%
75 and older	6.00%

When we calculate the SecurePay [Roll-up Value] on the first Contract Anniversary following the Rider Effective Date, we will apply the roll-up percentage to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay [Roll-up Value]. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Effective Date you are 55 and your Benefit Base is $100,000. Before your first quarterly anniversary, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later, on your first quarterly anniversary, your Contract Value has increased from $92,700 to $93,500 due to favorable market performance. Finally, assume that after that quarterly anniversary you do not make any additional Purchase Payments or partial surrenders, and your Contract Value on the next three quarterly anniversaries is $91,075, $92,999, and $89,500. Therefore, the Highest Quarterly Value on your first Contract Anniversary is $93,500. Also on the first Contract Anniversary, the SecurePay Anniversary Value is equal to your Contract Value on that Contract Anniversary, which is $89,500.

On the first Contract Anniversary, we also will determine the SecurePay [Roll-up Value] by adding the most recently calculated Benefit Base ($90,000) to 4.0% (since you are age 55) of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 4.0% of $100,000 = $4,000. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $400, the reduced "roll-up" amount is $3,600 ($4,000 – $400). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $3,600 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $93,600.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1) the Benefit Base on that Contract Anniversary ($90,000);

(2) the SecurePay Anniversary Value on that Contract Anniversary ($89,500);

(2) the SecurePay Highest Quarterly Value on that Contract Anniversary ($93,500); or

(3) the SecurePay Roll-up Value ($93,600).

We will set your Benefit Base equal to $93,600 because the SecurePay Roll-up Value is greater than the Benefit Base, SecurePay Anniversary Value, and SecurePay Highest Quarterly Value on that Contract Anniversary.

Note: Partial surrenders could reduce your SecurePay [Roll-up Value] by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you are 60 years old and do not make any additional Purchase Payments or partial surrenders, the SecurePay [Roll-up Value] on the next Contract Anniversary would be $105,000 ($100,000 + $5,000).

Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay [Roll-up Value] of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 partial surrender would reduce the SecurePay [Roll-up Value] by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

We only calculate [Roll-Up Values] on Contract Anniversaries that occur during a roll-up period. The first roll-up period begins on the Rider Effective Date and ends on the earlier of:

(a)  the 10th Contract Anniversary following the Rider Effective Date; or

(b)  the first reset date.

•  A reset date is a Contract Anniversary on which we increase your Benefit Base to equal the SecurePay Anniversary Value or the Highest Quarterly Value (described above).

A new roll-up period begins on each reset date and ends on the earlier of:

(a)  the 10th Contract Anniversary following the most recent reset date; or

(b)  the next occurring reset date.

The final roll-up period ends, and we stop calculating [Roll-Up Values], on the earliest of:

(a)  the 20th Contract Anniversary after the Rider Effective Date;

(b)  the date we receive notice that you elect not to pay an increase in your SecurePay fee;

(c)  the Benefit Election Date; or

(d)  the date the SecurePay rider terminates (see "Terminating the SecurePay Rider").

A new roll-up period can begin concurrently with the end of the prior roll-up period. However, roll-up periods cannot overlap, and only one roll-up period may exist at any time.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

If you have selected the SecurePay Advantage Benefit or the SecurePay Advantage Plus Benefit, we will not calculate the SecurePay [Roll-up Value] on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 X .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e. your AWA is $5,000), and your Contract Value is $110,000. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal, you will exceed your Annual Withdrawal Amount by $1,000; $2,000 of that withdrawal will be a SecurePay Withdrawal and $1,000 will be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if in the example above, your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value minus the SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 – ($70,000 – $2,000) = 1.4706%). We then apply this percentage reduction to your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse.

Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

Required Minimum Distributions

If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, SecurePay permits withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: if you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or

AWA minus your actual withdrawals in the previous contract year.. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th birthday)

The SecurePay rider will terminate on the Annuity Commencement Date, whether or not you have begun your SecurePay Withdrawals. You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Commencement Date").

If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments for life equal to the AWA divided by 12. If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with the rider's Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature:

SecurePay riders issued on or after May 1, 2011 (or later, subject to state approval)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under Right Time®	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under Right Time®	1.60%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit at time of Contract Purchase	2.00%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit under Right Time®	2.20%	1.10%
SecurePay riders issued on or after May 1, 2009 but before May 1, 2011:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTimeSM option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:
	Maximum	Current*
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%

*  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay Rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value or your SecurePay Highest Quarterly Value under the SecurePay rider with SecurePay Advantage Plus Benefit will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract or quarterly Anniversaries, as applicable. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay Advantage Plus Benefit, we also will no longer calculate the SecurePay [Roll-up Value]. If you purchased the SecurePay Advantage Benefit (or, if you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009), we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up Period. If you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009, however, we will not reset your Roll-up Period following an increase in your Benefit Base to equal the SecurePay Anniversary Value if you elect not to pay the increase in your SecurePay Fee. See Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

Terminating the SecurePay Rider

The SecurePay rider will terminate upon the earliest of:

•  termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);

•  full surrender or termination of the Contract;

•  changing your designation of a Covered Person or Persons on or after the Benefit Election Date;

•  the Annuity Commencement Date;

•  noncompliance with the Allocation Guidelines and Restrictions.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay Advantage Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "Secure Pay Advantage Benefit." If purchased, the SecurePay Advantage Plus Benefit will terminate on the date the SecurePay rider terminates. See "SecurePay Advantage Plus Benefit."

Spousal Continuation

If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also exercise the RightTime® option immediately (if it is available at that time) and purchase a new SecurePay rider. We will waive the 5-year waiting period. The surviving spouse's benefit under the SecurePay rider will be subject to the terms and conditions of the rider in effect at that time. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

If the SecurePay Benefit Election indicates Joint Life Coverage (see "Selecting Your Coverage Option"), and the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage.

Reinstating the SecurePay Rider within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (See "Allocation Guidelines and Restrictions") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay Advantage Benefit, we also will reinstate your SecurePay Advantage Benefit, and if you purchased the SecurePay Advantage Plus Benefit, we also will reinstate your SecurePay Advantage Plus Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit.)

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTime® option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime® option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

If you have selected the SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Covered Person (the younger Covered Person in the case of two Covered Persons) as of the new rider's Benefit Election Date.

Please note you may only purchase a new SecurePay rider with the SecurePay Advantage Benefit or with SecurePay Advantage Plus Benefit if the relevant benefit was available on the date that you purchased your Contract. In addition, you may not purchase a new SecurePay rider with SecurePay Advantage Plus Benefit if the oldest Owner or Annuitant is 86 or older on the new Rider Effective Date.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The SecurePay rider's provisions relating to marital status are interpreted under applicable state law. For example, if the state law governing the SecurePay rider treats individuals who are in a bona fide civil union or a domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the rider. As described above in "Death Benefit Continuation of the Contract by a Surviving Spouse", however, DOMA is the controlling law when determining whether individuals are married (or are spouses) for federal tax purposes and when interpreting certain provisions of the Contract to which the SecurePay rider is attached. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the SecurePay rider, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

In addition, the SecurePay rider allows the surviving spouse of a deceased owner who continues the underlying Contract and becomes the new owner to purchase a new rider if the benefit is being offered at that time. This right is only available to an individual who was the spouse of the deceased owner within the meaning of DOMA.

An individual who is treated as a spouse for state law purposes, but not for DOMA, should not purchase the SecurePay rider before consulting legal and financial advisors, and carefully evaluating whether the SecurePay rider is suitable for her or his needs.

Other Tax Matters. For a general discussion of tax consequences specific to the SecurePay rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of SecurePay Rider."

SUSPENSION OR DELAY IN PAYMENTS

Payments of a partial or full surrender of the Variable Account Value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders.

We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Sales Charge

We will deduct a sales charge and any applicable premium tax from each Purchase Payment we accept to cover the expenses associated with the sales and distribution of the Contracts. These expenses include commissions, sales literature and other promotional activities. If the sales charge is not sufficient to cover these costs we will pay them from our general assets (which may include amounts derived from the mortality and expense risk charge). We will retain as profit any aggregate sales charge we collect in excess of the amount needed for commissions and promotional activities.

The sales charge is a percentage of each Purchase Payment and is calculated separately for each Purchase Payment by multiplying the Purchase Payment by the applicable sales charge percentage. The sales charge will be deducted from the Purchase Payment before we allocate the Net Purchase Payment to the Allocation Options you selected.

For Contracts purchased on or after November 9, 2009, we will determine the sales charge percentage based upon the current Purchase Payment plus the greater of: 1) the current Contract Value; or 2) the sum of all previous Purchase Payments less any previous partial surrenders, so long as you submit your Purchase Payment through your broker-dealer representative. We reserve the right to discontinue determining the sales charge percentage in this manner at any time.

For Contracts purchased on or after May 1, 2005, but before November 9, 2009, the sales charge percentage is based upon the current Purchase Payment plus the current Contract Value on the date we accept the Purchase Payment.

For Contracts purchased before May 1, 2005, the sales charge percentage is based upon the current Purchase Payment plus the greater of: 1) aggregate Purchase Payments made under your Contract; or 2) your current Contract Value on the date we accept your Purchase Payment.

The sales charge percentage is determined according to the table below:

SALES CHARGE PERCENTAGES

Current Purchase Payment plus Current Contract Value	Sales Charge Percentage
Less than $50,000	5.75%
At least $50,000 but less than $100,000	4.50%
At least $100,000 but less than $250,000	3.50%
At least $250,000 but less than $500,000	2.50%
At least $500,000 but less than $1,000,000	2.00%
$1,000,000 or greater	0.50%

The sales charge will not be retroactively reduced for Purchase Payments we have previously accepted. Your sales charge percentage could increase from one Purchase Payment to the next if your Contract Value decreases. On certain sales to specific groups, sales charge percentages may be reduced or waived.

Contracts purchased before May 1, 2006. If you purchased your Contract before May 1, 2006, the Sales Charge percentages are determined according to the table below:

SALES CHARGE PERCENTAGES

Current Purchase Payment plus Current Contract Value	Sales Charge Percentage
Less than $50,000	5.50%
At least $50,000 but less than $100,000	4.50%
At least $100,000 but less than $250,000	3.50%
At least $250,000 but less than $500,000	2.50%
At least $500,000 but less than $1,000,000	2.00%
At least $1,000,000 but less than $2,500,000	1.00%
$2,500,000 or greater	0.50%

Rights of Accumulation.

The rights of accumulation program is not available for Contracts purchased on or after November 9, 2009.

Contracts purchased before November 9, 2009 continue to be eligible for the rights of accumulation program. Under this program, certain qualifying mutual funds and Protective Life variable annuities that you own or own as a joint owner can be considered along with your Purchase Payment for the purpose of determining your sales charge. Your broker-dealer representative's firm must be the broker of record in order for these investments to be included in the program. Also, the other Protective Life variable annuities must be in force and not yet annuitized on the date we accept your Purchase Payment. You can determine if this program is being offered in your state and whether such mutual funds or annuities are eligible by asking your broker-dealer representative. In order for you to use the rights of accumulation program, your broker-dealer representative must inform us in writing about the other qualifying mutual funds and/or variable annuities and you must submit your Purchase Payment through your broker-dealer representative. Purchase Payments made directly to Protective Life are not eligible for the rights of accumulation program. This program may be suspended or amended at any time without notice.

Waiver of Sales Charges.

We may waive sales charges for Contracts issued to employees and registered representatives of any member of the selling group and their family members, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased) because no marketing expenses and sales commissions are associated with such Contracts. We may waive sales charges for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer because no sales commissions are associated with such Contracts.

We may also reduce or waive sales charges for certain block transactions that will create a net reduction in the costs we bear with respect to the affected annuity contracts. If any such transaction applies to your Contract, we will notify you of this fact in writing.

Effective November 9, 2009, we no longer waive sales charges for Contracts issued to family members of employees and registered representatives of any member of the selling group.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.75% of the average daily net assets of the Variable Account attributable to your Contract. If you purchased your Contract from May 1, 2009 through April 30, 2010, the charge is equal, on an annual basis, to 0.70% of the average daily net assets in the Variable Account attributable to your Contract. If you purchased your Contract before May 1, 2009 but on or after May 1, 2006, the charge is equal, on an annual basis, to 0.60% of the average daily net assets in the Variable Account attributable to your Contract. If you purchased your Contract before May 1, 2006, the charge is equal, on an annual basis, to 0.50% of the average daily net assets of the Variable Account attributable to your Contract.

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before May 1, 2009, the Return of Purchase Payments Death Benefit) we assess a death benefit fee to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your death benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. If you selected the Return of Purchase Payments Death Benefit on or after July 1, 2005 but before May 1, 2009, you elected either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. If you selected the Return of Purchase Payments Death Benefit before July 1, 2005, you elected either an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). The asset-based fee is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. We collect this fee on each Monthly Anniversary Day through the Annuity

Commencement Date whether or not the value of the death benefit is greater than the Contract Value on that anniversary.

It is possible that a death benefit fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

CoverPay® Fee

The CoverPay Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the Cover Pay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

Return of Purchase Payments Death Benefit. If you elected the Return of Purchase Payments Death Benefit before May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.10% of your death benefit value measured on each Monthly Anniversary Day. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Day is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments on that day. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $115,000, and your adjusted aggregate Purchase Payments equal only $100,000, the CoverPay Fee we deduct on that day will be based on the Contract Value of $115,000. Alternatively, if your Contract Value equals only $85,000, but your adjusted aggregate Purchase Payments equal $100,000, the CoverPay Fee we deduct on that day will be based on the adjusted aggregate Purchase Payments of $100,000.

Maximum Anniversary Value Death Benefit. If you elect the Maximum Anniversary Value on or after May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day. If you elected the Maximum Anniversary value Death Benefit before May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

Impact of Sales Charge. Please remember that your Contract Value will be lower than your aggregate Purchase Payments at the time we issue your Contract because the sales charge will have been deducted from your Purchase Payment. Therefore, until your Contract Value grows to equal or exceed your adjusted aggregate Purchase Payments, the value of either optional death benefit will be your adjusted aggregate Purchase Payments and the CoverPay Fee will be based on your adjusted aggregate Purchase Payments. Of course, depending on the investment performance of the Sub-Accounts you choose, your Contract Value may be lower than the value of your aggregate Purchase Payments or the Maximum Anniversary Value Death Benefit at other times, too.

ValuPay® Fee

The ValuPay Fee (previously called the Net Amount at Risk Fee for Contracts purchased before July 1, 2005) is only available if you elected the Return of Purchase Payments Death Benefit before May 1, 2009. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a description of the Return of Purchase Payment Death Benefit.) The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which your adjusted death benefit exceed your Contract Value. There is no Net Amount at Risk when your Contract Value is equal to or greater than your adjusted death benefit. Whenever your Contract Value is lower than your adjusted death benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments.

The ValuPay Fee is calculated in a two-step process. First, we reduce the Net Amount at Risk by an amount equal to the cumulative amount of sales charges deducted from your Purchase Payments. This reduction prevents you from paying a ValuPay Fee on amounts attributable to the sales charges you have previously paid. We will not, however, reduce the Net Amount at Risk to an amount less than zero.

Next, we multiply the adjusted Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of adjusted Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the adjusted Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Adjusted Net Amount at Risk	Annualized Percentage of Monthly Adjusted Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

For example, if you originally purchased your Contract with a single Purchase Payment of $100,000, you are now 78 years old on your 20th Monthly Anniversary Day, and on that day your Contract Value equals $115,000 while your adjusted aggregate Purchase Payments equal only $100,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $85,000, and your adjusted aggregate Purchase Payments equal $100,000, the Net Amount at Risk is $15,000. We would determine your ValuPay Fee on that day by first reducing the Net Amount at Risk by the amount of the sales charge previously deducted from your Purchase Payment, $3,500 (or 3.5% of your $100,000 Purchase Payment). The adjusted Net Amount at Risk is $11,500. We would deduct a ValuPay Fee of $44.05 (monthly cost factor of $3.82964 per $1,000 multiplied by 11.5).

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

SecurePay riders issued on or after May 1, 2011 (or later, subject to state approval)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under Right Time®	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under Right Time®	1.60%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit at time of Contract Purchase	2.00%	1.00%
Purchase of SecurePay rider with SecurePay Advantage Plus Benefit under Right Time®	2.20%	1.10%
SecurePay riders issued on or after May 1, 2009 but before May 1, 2011:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:
	Maximum	Current*
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%

*  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the table above. If we increase your SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may then elect not to pay the increased SecurePay Fee and your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value or your SecurePay Highest Quarterly Value under the SecurePay rider with SecurePay Advantage Plus Benefit will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract or quarterly Anniversaries, as applicable. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay Advantage Plus Benefit, we also will no longer calculate the SecurePay [Roll-up Value]. If you purchased the SecurePay Advantage Benefit (or, if you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009), we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up Period. See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option. If you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009, however, we will not reset your Roll-up Period following an increase in your Benefit Base to equal the SecurePay Anniversary Value if you elect not to pay the increase in your SecurePay Fee. See Appendix E: The SecurePay R72 Benefit (Not Available On or After May 1, 2009).

SecurePay Medical Evaluation Fee. Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation we do. We intend to recover commissions and other compensation marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th Birthday. You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the

Annuity Commencement Date. We will terminate the SecurePay rider if in effect on the Annuity Commencement Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Changing the Annuity Commencement Date.

The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value or that includes a bonus amount.

Minimum Annuity Value.

(not available in Massachusetts or Minnesota)

We will use a minimum Annuity Value if your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary, and you select either (i) Annuity Option B (life income with or without a certain period) or (ii) Annuity Option A (payments for a certain period) with a certain period of at least 10 years. In these circumstances, the minimum Annuity Value will be the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii) your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

PayStream Plus Annuitization Benefit.

(not available in New Hampshire or Utah)

If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments.

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments.

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s)

you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix B for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

Annuity Units.

On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day on which the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payment attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix B for an explanation of the variable income payment calculation.

Exchange of Annuity Units.

After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options

You may select an Annuity Option, or change your selection by Written Notice Protective Life receives not later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments for a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With or Without a Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

PrincipalBack Annuitization Benefit.

Contracts purchased before May 1, 2007 offered the PrincipalBack Annuitization Benefit. For more information about the benefit in that class of Contracts, please see Appendix H.

Minimum Amounts

If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one-month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the sales charge or the contract maintenance fee or may include a different sales charge percentage. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements.

(See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers.")

As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit (and, for Contracts issued before May 1, 2009, the Return of Purchase Payments death benefit). Depending on the death benefit option and when the death benefit was elected, the fee may be assessed as a fee based on the Net Amount at Risk, ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. A tax advisor should be consulted in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers.")

Tax Consequences of SecurePay Rider

Withdrawals, pledges, or gifts. In general, SecurePay Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of the AWA or the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income. If you enter a nursing home after the Contract Value is reduced to zero and AWA payments are increased under SecurePay NH, we will treat the amount by which the AWA is increased due to entering into a nursing home as fully includable in income.

SecurePay NH

The proper characterization for federal income tax purposes of SecurePay NH is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that SecurePay NH provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will be increased to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Penalty Tax on Premature Distributions

Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts.") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

If this Contract is used in connection with a Qualified Plan, the Owner and Annuitant generally must be the same individual and generally may not be changed. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the Minimum Annuity Value, the Principal Back annuitization benefit, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to qualify for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs.

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans.

Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans.

Section 403(b) Annuity Contracts.

Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

Section 403(b) annuity contracts contain restrictions on withdrawals of:

  (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)  earnings on those contributions; and

  (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

New income tax regulations impose a written plan requirement and an information sharing requirement on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements.

These new requirements apply to a contract received in an exchange that occurs after September 24, 2007, although such a contract need not satisfy these requirements before January 1, 2009 (the general effective date of the new regulations). Hence, if a new rollover, transfer, or exchange into a Section 403(b) contract is made before January 1, 2009, and the written plan and information sharing requirements are not satisfied by that date, the contract will fail to qualify as a Section 403(b) contract as of January 1, 2009, absent eligibility for certain transitional relief. In that event, there may be adverse tax consequences to the contract owner, including current taxation of amounts that would otherwise be tax deferred.

In light of the limitations in the new income tax regulations, the Company generally will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract after September 24, 2007. If you wish to make a rollover, transfer, or exchange from your Section 403(b) annuity contract with the Company to another Section 403(b) contract, you should consider that the recipient contract will fail to qualify as a Section 403(b) contract as of January 1, 2009, if the requirements applicable to Section 403(b) contracts, including the written plan and information sharing requirements, are not satisfied as of that date. Before making a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the tax consequences to you in the event that the written plan and information sharing requirements are not satisfied as of January 1, 2009.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

SecurePay Rider

Certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the SecurePay rider is unclear. For example, it is unclear whether an election to receive benefits under the SecurePay rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract.

In addition, the proper characterization for federal income tax purposes of SecurePay NH is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under SecurePay NH are payments from your annuity. However, it is possible that the IRS could determine that SecurePay NH provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

You should consult a tax advisor before purchasing a Qualified Contract with SecurePay.

Direct Rollovers

If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract or is used with an eligible deferred compensation plan that has a government sponsor and that is qualifed under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until proof is provided. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after proof of age and gender (where applicable) is provided, we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate inProtective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2008		$23,564,207
December 31, 2009		$40,038,488
December 31, 2010	$	[	]

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 5% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2010, we paid additional asset-based compensation to the Selling Broker-Dealers [Edward Jones, A. G. Edwards, UBS LPL Financial and Raymond James] in connection with the sale of our variable insurance products (including the Contracts). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

IMSA

Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2010 and 2009 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2010 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1

STATE REGULATION	1

RECORDS AND REPORTS	1

LEGAL MATTERS	1

EXPERTS	1

OTHER INFORMATION	2

FINANCIAL STATEMENTS	2

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APPENDIX A
EXAMPLE OF DEATH BENEFIT CALCULATIONS

Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender	$25,000
10/1(yy+4)	Purchase Payment	$80,000

The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit payable is the greater of:

(1)  Contract Value of $185,000 or,

(2)  aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

The death benefit payable is then $185,000.

*  The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000, or $20,000.

A-1

Maximum Anniversary Value Death Benefit

The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered**, as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

**  The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

The Maximum Anniversary Value Death Benefit is equal to the greatest of:

(1)  Contract Value of $185,000,

(2)  aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.

(3)  the greatest maximum anniversary value attained, or $190,000.

The death benefit payable is then $190,000.

A-2

APPENDIX B
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above.

B-1

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APPENDIX C
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the ProtectiveValuesSM Advantage Variable Annuity Contract as follows:

March 14, 1994 — Oppenheimer Money Fund
Goldman Sachs Strategic International Equity Institutional Class
Goldman Sachs Structured Small Cap Equity Institutional Class
Goldman Sachs Structured U.S. Equity Institutional Class
Goldman Sachs Large Cap Value (formerly Growth and Income) Institutional Class
 June 13, 1995 — Goldman Sachs Strategic Growth (formerly Capital Growth) Institutional Class
 October 2, 2000 — Van Kampen LIT Mid Cap Growth II (formerly Aggressive Growth II)
 May 1, 2002 — Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
 June 2, 2003 — Lord Abbett Growth Opportunities
Lord Abbett Capital Structure (formerly America's Value)
MFS Growth SS (formerly Emerging Growth SS)
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer Small & Mid Cap Growth (formerly Mid Cap) SS
Oppenheimer Capital Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Global Strategic Income (formerly Strategic Bond SS) SS
Oppenheimer Global Securities SS
Oppenheimer High Income SS
Van Kampen LIT Capital Growth II (formerly Strategic Growth II)
Van Kampen LIT Enterprise II*
Van Kampen LIT Comstock II
Van Kampen LIT Growth and Income II
 December 19, 2003 — Van Kampen LIT Government II
UIF Equity and Income II
Goldman Sachs Mid Cap Value Institutional Class
 May 1, 2006 — Fidelity VIP Mid Cap-SC2
Fidelity VIP Growth-SC2
Fidelity VIP Equity-Income-SC2
Fidelity VIP Contrafund®-SC2
Fidelity VIP Investment Grade Bond-SC2
Fidelity VIP Index 500-SC2
Franklin Income Securities-C2
Franklin Rising Dividends Securities-C2
Franklin Small-Mid Cap Growth Securities-C2
Franklin Flex Cap Growth Securities-C2
Mutual Shares Securities-C2
Templeton Foreign Securities-C2
Templeton Growth Securities-C2	May 1, 2007 — Franklin U.S. Government-C2
Templeton Global Bond Securities-C2 (formerly Templeton Global Income Securities-C2)
 May 1, 2008 — Fidelity VIP Freedom Fund — 2015 Maturity-SC2
Fidelity VIP Freedom Fund — 2020 Maturity-SC2
American Funds Asset Allocation Fund-SC
Goldman Sachs Strategic Growth (formerly Capital Growth) Service Class
Goldman Sachs Large Cap Value (formerly Growth and Income) Service Class
Goldman Sachs Strategic International Equity Service Class
Goldman Sachs Structured Small Cap Equity Service Class
Goldman Sachs Structured U.S. Equity Service Class
Lord Abbett Classic Stock (formerly Large-Cap Core)
Lord Abbett International Opportunities (formerly International)
UIF International Growth Equity Class II
UIF Global Real Estate Class II
 November 2, 2009 — Franklin Small Cap Value Securities, Class 2
Goldman Sachs Growth Opportunities, Service Class
Legg Mason ClearBridge Mid Cap Core, Class II
Legg Mason ClearBridge Small Cap Growth, Class II
Lord Abbett Fundamental Equity (formerly All Value)
MFS Research Bond, Service Class.
MFS Value, Service Class
PIMCO Long-Term US Government, Advisor Class.
PIMCO Low Duration, Advisor Class.
PIMCO Real Return, Advisor Class.
PIMCO Short-Term, Advisor Class
PIMCO Total Return, Advisor Class.
Royce Capital Micro-Cap, Service Class.
Royce Capital Small-Cap, Service Class.
Van Kampen Global Tactical Asset Allocation, Class II.
UIF US Mid Cap Value, Class II.
May 1, 2010 — Goldman Sachs Mid-Cap Value, Service Class

*  The Van Kampen LIT Enterprise II Portfolio was liquidated on April 24, 2009.

TO BE UPDATED

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the ProtectiveValuesSM Advantage Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the ProtectiveValuesSM Advantage Variable Annuity. Only the classes of Accumulation Units available in the ProtectiveValuesSM Advantage Variable Annuity Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values

ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
American Funds Asset	2009	12.40	2009	9.24	2009	9.26
Allocation Fund — Service Class			2008	7.50	2008	7.51
			2007	—	2007	—
Fidelity VIP	2009	13.64	2009	9.40	2009	9.44
Contrafund® — Service Class 2			2008	6.99	2008	7.01
			2007	12.28	2007	12.30
			2006	10.54	2006	10.55
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Equity-Income —	2009	13.54	2009	8.40	2009	8.43
Service Class 2			2008	6.51	2008	6.53
			2007	11.47	2007	11.49
			2006	11.41	2006	11.41
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Fidelity VIP Freedom Fund —	2009	12.48	2009	9.48	2009	9.50
2015 Maturity — Service Class 2			2008	7.64	2008	7.64
			2007	—	2007	—
Fidelity VIP Freedom Fund —	2009	12.91	2009	9.13	2009	9.15
2020 Maturity — Service Class 2			2008	7.16	2008	7.16
			2007	—	2007	—
Fidelity VIP Growth — Service Class 2	2009	12.99	2009	8.55	2009	8.58
			2008	6.73	2008	6.75
			2007	12.86	2007	12.88
			2006	10.22	2006	10.23
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Index 500 —	2009	13.20	2009	9.05	2009	9.09
Service Class 2			2008	7.22	2008	7.24
			2007	11.57	2007	11.59
			2006	11.07	2006	11.08
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Investment Grade Bond —	2009	11.19	2009	11.90	2009	11.95
Service Class 2			2008	10.38	2008	10.41
			2007	10.83	2007	10.85
			2006	10.48	2006	10.48
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Fidelity VIP Mid-Cap — Service Class 2	2009	13.40	2009	9.73	2009	9.77
			2008	7.01	2008	7.03
			2007	11.69	2007	11.71
			2006	10.21	2006	10.22
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Franklin	2009	13.25	2009	9.65	2009	9.69
Flex Cap Growth Securities — Class 2			2008	7.31	2008	7.33
			2007	11.38	2007	11.40
			2006	10.02	2006	10.03
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Franklin Income	2009	13.42	2009	10.98	2009	11.03
Securities — Class 2			2008	8.16	2008	8.18
			2007	11.68	2007	11.70
			2006	11.34	2006	11.34
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Franklin Templeton — Franklin Rising	2009	12.65	2009	8.98	2009	9.01
Dividends Securities — Class 2			2008	7.71	2008	7.73
			2007	10.65	2007	10.66
			2006	11.02	2006	11.03
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Small Cap Value	2009	10.19	2009	10.19	2009	10.19
Securities — Class 2
Franklin Templeton — Franklin	2009	13.75	2009	8.98	2009	9.01
Small-Mid Cap Growth Securities —			2008	6.30	2008	6.31
Class 2			2007	11.03	2007	11.04
			2006	9.98	2006	9.99
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Mutual Shares	2009	13.18	2009	8.94	2009	8.97
Securities — Class 2			2008	7.14	2008	7.16
			2007	11.44	2007	11.46
			2006	11.13	2006	11.14
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Franklin Templeton — Templeton Foreign	2009	14.23	2009	10.45	2009	10.49
Securities — Class 2			2008	7.68	2008	7.70
			2007	12.97	2007	13.00
			2006	11.32	2006	11.32
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Templeton	2009	11.39	2009	13.36	2009	13.39
Global Bond Securities — Class 2			2008	11.33	2008	11.35
			2007	10.75	2007	10.75
Franklin Templeton — Templeton	2009	14.06	2009	8.70	2009	8.74
Growth Securities — Class 2			2008	6.69	2008	6.70
			2007	11.67	2007	11.69
			2006	11.49	2006	11.50
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — U.S. Government	2009	10.08	2009	11.46	2009	11.49
Fund —Class 2			2008	11.20	2008	11.22
			2007	10.48	2007	10.49
Goldman Sachs Strategic Growth	2009	13.72	2009	9.36
(formerly Capital Growth) —			2008	6.39
Service Class			2007	—	2007	—
Goldman Sachs Large Cap Value	2009	12.88	2009	8.11
(formerly Growth and Income) —			2008	6.93
Service Class			2007	—	2007	—
Goldman Sachs Strategic International	2009	13.63	2009	7.78
Equity — Service Class			2008	6.10
			2007	—	2007	—

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Structured Small Cap	2009	13.83	2009	9.14
Equity — Service Class			2008	7.23	2008
			2007	—	2007	—
Goldman Sachs Structured U.S.	2009	12.91	2009	8.24
Equity — Service Class			2008	6.86	2008
			2007	—	2007	—
Goldman Sachs Mid Cap Value —	2009	—	2009	—	2009	—
Service Class
Goldman Sachs Strategic Growth	2009	—	2009	9.59	2009	11.14
(formerly Capital Growth) —			2008	6.54	2008	7.59
Institutional Class			2007	11.30	2007	13.11
			2006	10.33	2006	11.97
			2005	9.58	2005	11.10
			2004	9.36	2004	10.84
			2003	8.66	2003
			2002	7.00	2002
			2001	9.32	2001
			2000	10.97	2000
			1999	11.91	1999
Goldman Sachs Large Cap Value	2009	—	2009	10.78	2009	11.39
(formerly, Growth and Income) —			2008	9.18	2008	9.69
Institutional Class			2007	14.11	2007	14.88
			2006	14.00	2006	14.75
			2005	11.50	2005	12.10
			2004	11.14	2004	11.72
			2003	9.45	2003
			2002	7.62	2002
			2001	8.65	2001
			2000	9.62	2000
			1999	10.27	1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Strategic International	2009	—	2009	9.90	2009	11.97
Equity — Institutional Class			2008	7.75	2008	9.36
			2007	14.44	2007	17.42
			2006	13.47	2006	16.24
			2005	11.11	2005	13.38
			2004	9.84	2004	11.84
			2003	8.73	2003
			2002	6.52	2002
			2001	8.04	2001
			2000	10.46	2000
			1999	12.26	1999
Goldman Sachs Mid Cap Value —	2009	—	2009	14.10	2009	13.50
Institutional Class			2008	10.67	2008	10.20
			2007	17.06	2007	16.30
			2006	16.65	2006	15.89
			2005	14.44	2005	13.76
			2004	12.88	2004	12.27
			2003	10.31	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Goldman Sachs Structured Small Cap	2009	—	2009	18.26	2009	9.77
Equity — Institutional Class			2008	14.40	2008	7.70
			2007	21.99	2007	11.74
			2006	26.51	2006	14.15
			2005	23.78	2005	12.68
			2004	22.58	2004	12.02
			2003	19.53	2003
			2002	13.88	2002
			2001	14.98	2001
			2000	12.40	2000
			1999	9.44	1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Structured U.S. Equity —	2009	—	2009	8.79	2009	9.93
Institutional Class			2008	7.31	2008	8.25
			2007	11.68	2007	13.17
			2006	11.95	2006	13.47
			2005	10.66	2005	12.00
			2004	10.08	2004	11.34
			2003	8.83	2003
			2002	6.82	2002
			2001	8.87	2001
			2000	10.03	2000
			1999	11.24	1999
Goldman Sachs Growth			2009	10.89	2009	10.90
Opportunities — Service Class
Legg Mason Clearbridge Variable			2009	10.44	2009	10.45
Mid Cap Core — Class II
Legg Mason Clearbridge Variable			2009	10.60	2009	10.60
Small Cap Growth — Class II
Lord Abbett Capital Structure	2009	12.53	2009	14.85	2009	12.52
(formerly America's Value)			2008	12.12	2008	10.21
			2007	16.54	2007	13.92
			2006	16.14	2006	13.57
			2005	14.19	2005	11.92
			2004	13.77	2004	11.55
			2003	11.91	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Lord Abbett Bond-Debenture	2009	12.50	2009	16.37	2009	13.75
			2008	12.27	2008	10.30
			2007	14.99	2007	12.56
			2006	14.21	2006	11.90
			2005	13.09	2005	10.95
			2004	13.01	2004	10.87
			2003	12.15	2003
			2002	10.37	2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett Growth and Income	2009	12.75	2009	10.84	2009	10.41
			2008	9.18	2008	8.81
			2007	14.54	2007	13.94
			2006	14.15	2006	13.56
			2005	12.15	2005	11.63
			2004	11.85	2004	11.33
			2003	10.60	2003
			2002	8.15	2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett Growth Opportunities	2009	13.87	2009	15.29	2009	13.46
			2008	10.58	2008	9.30
			2007	17.25	2007	15.15
			2006	14.32	2006	12.57
			2005	13.37	2005	11.72
			2004	12.87	2004	11.27
			2003	11.65	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett International Opportunities	2009	15.10	2009	8.18	2009	8.20
(formerly International)			2008	5.57	2008	5.58
			2007	—	2007	—
Lord Abbett Classic Stock	2009	12.77	2009	9.10	2009	9.11
(formerly Large-Cap Core)			2008	7.30	2008	7.30
			2007	—	2007	—

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Lord Abbett Mid-Cap Value			2009	11.68	2009	10.96
			2008	9.29	2008	8.71
			2007	15.43	2007	14.44
			2006	15.45	2006	14.45
			2005	13.86	2005	12.95
			2004	12.90	2004	12.04
			2003	10.47	2003
			2002	8.45	2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett Fundamental Equity	2009	10.49	2009	10.49	2009	10.50
(formerly All Value)
MFS Growth — Service Shares	2009	13.61	2009	9.29	2009	13.11
			2008	6.82	2008	9.61
			2007	10.99	2007	15.47
			2006	9.16	2006	12.88
			2005	8.57	2005	12.04
			2004	7.92	2004	11.12
			2003	7.08	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Investors Growth Stock —	2009	13.50	2009	6.56	2009	11.57
Service Shares			2008	4.75	2008	8.37
			2007	7.59	2007	13.36
			2006	6.88	2006	12.11
			2005	6.46	2005	11.35
			2004	6.24	2004	10.96
			2003	5.77	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
MFS Investors Trust — Service Shares	2009	13.03	2009	9.95	2009	12.28
			2008	7.92	2008	9.76
			2007	11.95	2007	14.72
			2006	10.94	2006	13.46
			2005	9.77	2005	12.01
			2004	9.20	2004	11.29
			2003	8.33	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS New Discovery — Service Shares	2009	15.48	2009	15.32	2009	12.56
			2008	9.47	2008	7.75
			2007	15.77	2007	12.90
			2006	15.53	2006	12.69
			2005	13.85	2005	11.31
			2004	13.28	2004	10.83
			2003	12.59	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Research — Service Shares	2009	13.21	2009	10.00	2009	12.33
			2008	7.74	2008	9.52
			2007	12.22	2007	15.03
			2006	10.90	2006	13.39
			2005	9.96	2005	12.22
			2004	9.32	2004	11.43
			2003	8.12	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
MFS Total Return — Service Shares	2009	12.00	2009	14.53	2009	11.74
			2008	12.43	2008	10.03
			2007	16.11	2007	13.00
			2006	15.61	2006	12.58
			2005	14.09	2005	11.34
			2004	13.83	2004	11.12
			2003	12.54	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Utilities — Service Shares	2009	13.67	2009	20.25	2009	19.93
			2008	15.35	2008	15.09
			2007	24.85	2007	24.41
			2006	19.62	2006	19.25
			2005	15.09	2005	14.79
			2004	13.03	2004	12.76
			2003	10.11	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Research Bond — Service Shares	2009	10.04	2009	10.04	2009	10.04
MFS Value — Service Shares	2009	10.45	2009	10.45	2009	10.45
OppenheimerFunds Capital	2009	13.60	2009	10.61	2009	10.57
Appreciation — Service Shares			2008	7.41	2008	7.37
			2007	13.74	2007	13.65
			2006	12.15	2006	12.06
			2005	11.36	2005	11.27
			2004	10.91	2004	10.81
			2003	10.31	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
OppenheimerFunds Global Securities —	2009	14.09	2009	18.31	2009	13.52
Service Shares			2008	13.23	2008	9.76
			2007	22.33	2007	16.46
			2006	21.20	2006	15.61
			2005	18.19	2005	13.38
			2004	16.06	2004	11.80
			2003	13.61	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds High Income —	2009	13.28	2009	3.63	2009	3.14
Service Shares			2008	2.90	2008	2.51
			2007	13.63	2007	11.78
			2006	13.79	2006	11.90
			2005	12.71	2005	10.96
			2004	12.55	2004	10.81
			2003	11.62	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds Main Street —	2009	13.01	2009	9.27	2009	10.59
Service Shares			2008	7.30	2008	8.32
			2007	11.97	2007	13.64
			2006	11.55	2006	13.16
			2005	10.14	2005	11.53
			2004	9.66	2004	10.97
			2003	8.91	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
OppenheimerFunds Small & Mid Cap	2009	13.12	2009	7.37	2009	9.10
(formerly Mid Cap) — Service Shares			2008	5.61	2008	6.92
			2007	11.12	2007	13.71
			2006	10.56	2006	13.01
			2005	10.36	2005	12.74
			2004	9.31	2004	11.45
			2003	7.85	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds Money Fund	2009	9.95	2009	1.26	2009	11.35
			2008	1.26	2008	11.38
			2007	1.23	2007	11.14
			2006	1.18	2006	10.68
			2005	1.14	2005	10.26
			2004	1.12	2004	10.03
			2003	1.11	2003
			2002	1.11	2002
			2001	1.10	2001
			2000	1.07	2000
			1999	1.01	1999
OppenheimerFunds Global Strategic	2009	11.94	2009	17.28	2009	12.91
Income (formerly Strategic Bond) —			2008	14.70	2008	10.96
Service Shares			2007	17.31	2007	12.90
			2006	15.91	2006	11.85
			2005	14.94	2005	11.11
			2004	14.68	2004	10.91
			2003	13.64	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Pimco VIT Long-Term US Government	2009	9.42	2009	9.43	2009	9.43
Advisor Class
PIMCO VIT Low Duration	2009	10.09	2009	10.09	2009	10.09
Advisor Class
PIMCO VIT Real Return Advisor Class	2009	10.13	2009	10.13	2009	10.14
PIMCO VIT Short-Term Advisor Class	2009	10.02	2009	10.02	2009	10.03
PIMCO VIT Total Return Advisor Class	2009	10.01	2009	10.01	2009	10.02
Royce Capital Fund Micro-Cap SC	2009	10.62	2009	10.62	2009	10.62
Royce Capital Fund Small-Cap SC	2009	10.30	2009	10.31	2009	10.31
Van Kampen LIT Comstock II	2009	13.44	2009	14.45	2009	10.94
			2008	11.33	2008	8.57
			2007	17.77	2007	13.43
			2006	18.33	2006	13.83
			2005	15.90	2005	11.99
			2004	15.38	2004	11.59
			2003	13.19	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Enterprise II			2009	4.08	2009	7.93
			2008	3.99	2008	7.75
			2007	7.05	2007	13.69
			2006	6.32	2006	12.25
			2005	5.96	2005	11.54
			2004	5.56	2004	10.76
			2003	5.40	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Van Kampen LIT Government II	2009	10.02	2009	11.56	2009	11.85
			2008	11.54	2008	11.82
			2007	11.45	2007	11.72
			2006	10.77	2006	11.01
			2005	10.52	2005	10.75
			2004	10.26	2004	10.47
			2003	9.95	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Growth and Income II	2009	13.39	2009	13.51	2009	12.20
			2008	10.96	2008	9.89
			2007	16.29	2007	14.67
			2006	16.00	2006	14.40
			2005	13.89	2005	12.49
			2004	12.75	2004	11.45
			2003	11.25	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Mid Cap Growth II	2009	14.68	2009	5.42	2009	12.51
			2008	3.49	2008	8.05
			2007	6.61	2007	15.23
			2006	5.66	2006	13.03
			2005	5.43	2005	12.49
			2004	4.92	2004	11.31
			2003	4.32	2003
			2002	3.13	2002
			2001	4.68	2001
			2000	7.63	2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Issued May 1, 2006 through April 30, 2009		Contracts Issued before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Van Kampen LIT Capital Growth II	2009	14.45	2009	4.69	2009	11.51
			2008	2.85	2008	6.99
			2007	5.65	2007	13.82
			2006	4.88	2006	11.92
			2005	4.79	2005	11.69
			2004	4.48	2004	10.92
			2003	4.22	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Global Tactical Asset	2009	10.22	2009	10.22	2009	10.22
Allocation II
UIF Equity and Income II	2009	12.65	2009	14.38	2009	12.80
			2008	11.82	2008	10.51
			2007	15.40	2007	13.68
			2006	15.00	2006	13.31
			2005	13.42	2005	11.90
			2004	12.58	2004	11.15
			2003	11.36	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
UIF Global Real Estate II	2009	14.85	2009	8.20	2009	8.22
			2008	5.84	2008	5.84
			2007	—	2007	—
UIF International Growth Equity II	2009	14.41	2009	7.64	2009	7.65
			2008	5.63	2008	5.64
			2007	—	2007	—
UIF Mid Cap Value II	2009	10.43	2009	10.43	2009	10.43

Accumulation Unit Outstanding

ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
American Funds Asset Allocation	2009	759,169	2009	796,751	2009	123,400
Fund — SC			2008	433,139	2008	71,265
			2007	—	2007	—
Fidelity VIP Contrafund® —	2009	254,509	2009	3,774,251	2009	209,180
Service Class 2			2008	3,076,793	2008	195,725
			2007	1,579,079	2007	133,059
			2006	345,852	2006	47,835
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Equity-Income —	2009	91,551	2009	280,952	2009	12,876
Service Class 2			2008	247,560	2008	4,502
			2007	189,445	2007	1,454
			2006	24,702	2006	1,576
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Freedom Fund —	2009	3,540	2009	5,634	2009	0
2015 Maturity — Service Class 2			2008	7,020	2008	0
			2007	—	2007	—
Fidelity VIP Freedom Fund —	2009	9,908	2009	2,405	2009	2,659
2020 Maturity — Service Class 2			2008	14,125	2008	0
			2007	—	2007	—

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Fidelity VIP Growth — Service Class 2	2009	6,807	2009	91,418	2009	6,523
			2008	95,178	2008	8,718
			2007	133,657	2007	6,589
			2006	4,599	2006	0
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Index 500 —	2009	26,055	2009	1,385,997	2009	7,772
Service Class 2			2008	1,402,758	2008	4,756
			2007	589,062	2007	3,642
			2006	4,161	2006	0
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Fidelity VIP Investment Grade Bond —	2009	571,522	2009	1,001,427	2009	74,974
Service Class 2			2008	628,770	2008	59,786
			2007	364,279	2007	38,256
			2006	45,357	2006	12,093
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Fidelity VIP Mid-Cap — Service Class 2	2009	196,974	2009	852,347	2009	108,680
			2008	753,918	2008	96,864
			2007	463,774	2007	56,578
			2006	99,912	2006	12,000
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Franklin	2009	58,455	2009	157,107	2009	7,949
Flex Cap Growth Securities — Class 2			2008	133,457	2008	29,139
			2007	89,430	2007	15,875
			2006	40,277	2006	4,025
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Franklin Income	2009	274,757	2009	5,869,389	2009	214,858
Securities — Class 2			2008	5,183,418	2008	252,521
			2007	3,650,279	2007	274,313
			2006	827,051	2006	125,944
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Franklin Templeton — Franklin Rising	2009	576,324	2009	4,937,886	2009	69,193
Dividends Securities — Class 2			2008	3,171,654	2008	56,620
			2007	1,335,134	2007	24,748
			2006	183,708	2006	10,505
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Small Cap Value Securities —	2009	12,638	2009	1,455	2009	0
Class 2
Franklin Templeton — Franklin	2009	12,638	2009	208,283	2009	18,487
Small-Mid Cap Growth			2008	202,596	2008	26,730
Securities — Class 2			2007	140,305	2007	33,133
			2006	58,126	2006	2,212
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Mutual Shares	2009	792,671	2009	6,448,487	2009	313,954
Securities — Class 2			2008	5,336,373	2008	275,447
			2007	3,831,219	2007	261,856
			2006	967,322	2006	125,499
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Franklin Templeton — Templeton Foreign	2009	124,105	2009	3,321,980	2009	139,532
Securities — Class 2			2008	2,338,278	2008	132,061
			2007	917,376	2007	96,664
			2006	166,140	2006	33,980
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton — Templeton Global	2009	186,569	2009	895,413	2009	116,153
Bond Securities — Class 2			2008	860,000	2008	116,504
			2007	401,791	2007	23,461
Franklin Templeton — Templeton Growth	2009	159,750	2009	2,940,347	2009	133,404
Securities — Class 2			2008	2,996,956	2008	115,766
			2007	2,418,257	2007	139,593
			2006	698,563	2006	94,458
			2005		2005
			2004		2004
			2003		2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Franklin Templeton U.S.	2009	848,666	2009	2,545,498	2009	122,246
Government — Class 2			2008	1,256,246	2008	105,886
			2007	297,108	2007	7,959
Goldman Sachs Strategic Growth	2009	61,591	2009	403,980	2009	280,272
(formerly Capital Growth) —			2008	190,400	2008	368,536
Service Class			2007	—	2007	—
Goldman Sachs Large Cap Value	2009	169,587	2009	5,326,358	2009	777,242
(formerly Growth and Income) —			2008	1,610,161	2008	902,453
Service Class			2007	—	2007	—
Goldman Sachs Strategic	2009	33,791	2009	2,164,730	2009	331,140
International Equity — Service Class			2008	1,553,164	2008	398,697
			2007	—	2007	—

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Structured Small	2009	13,577	2009	1,884,488	2009	168,685
Cap Value Equity — Service Class			2008	635,104	2008	199,378
			2007	—	2007	—
Goldman Sachs Structured U.S.	2009	4,876	2009	3,536	2009	302,189
Equity — Service Class			2008	492	2008	369,028
			2007	—	2007	—
Goldman
Goldman Sachs Strategic Growth	2009	—	2009	1,562,169	2009	280,272
(formerly Capital Growth) —			2008	1,762,171	2008	368,536
Institutional Class			2007	1,168,476	2007	369,392
			2006	458,054	2006	372,667
			2005	300,207	2005	204,019
			2004	303,299	2004	26,579
			2003	223,436	2003
			2002	107,428	2002
			2001	65,919	2001
			2000	20,199	2000
			1999	2,768	1999
Goldman Sachs Large Cap Value	2009	—	2009	1,804,234	2009	777,242
(formerly Growth and Income) —			2008	1,970,342	2008	902,453
Institutional Class			2007	1,684,439	2007	1,066,507
			2006	785,786	2006	1,155,654
			2005	566,782	2005	713,766
			2004	504,575	2004	111,293
			2003	319,376	2003
			2002	133,718	2002
			2001	68,114	2001
			2000	7,584	2000
			1999	0	1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Strategic International	2009	—	2009	2,164,730	2009	331,140
Equity — Institutional Class			2008	2,323,317	2008	398,697
			2007	1,197,331	2007	449,728
			2006	282,122	2006	477,699
			2005	146,317	2005	244,036
			2004	106,382	2004	25,106
			2003	39,630	2003
			2002	19,492	2002
			2001	16,324	2001
			2000	6,051	2000
			1999	467	1999
Goldman Sachs Mid Cap Value —	2009	—	2009	57,786	2009	412,379
Institutional Class			2008	68,470	2008	479,656
			2007	84,234	2007	574,067
			2006	106,139	2006	661,548
			2005	119,185	2005	387,915
			2004	74,705	2004	44,178
			2003	0	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Goldman Sachs Structured Small Cap	2009	—	2009	459,933	2009	168,685
Equity — Institutional Class			2008	483,385	2008	199,378
			2007	297,279	2007	241,046
			2006	123,404	2006	284,771
			2005	118,785	2005	157,299
			2004	124,094	2004	27,353
			2003	83,655	2003
			2002	34,096	2002
			2001	4,029	2001
			2000	1,624	2000
			1999	499	1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Goldman Sachs Structured U.S.	2009	—	2009	175,077	2009	302,189
Equity — Institutional Class			2008	229,189	2008	369,028
			2007	248,973	2007	427,944
			2006	234,819	2006	455,021
			2005	210,784	2005	200,413
			2004	213,836	2004	14,269
			2003	163,651	2003
			2002	106,988	2002
			2001	59,288	2001
			2000	18,434	2000
			1999	1,745	1999
Goldman Sachs VIT Growth	2009	1,013	2009	7,795	2009	0
Opportunities — Service Class
Legg Mason ClearBridge Variable	2009	5,578	2009	3,405	2009	0
Mid Cap Core II
Legg Mason ClearBridge Variable	2009	1,881	2009	0	2009	0
Small Cap Growth II
Lord Abbett Capital Structure	2009	154,302	2009	1,042,849	2009	910,805
(formerly America's Value)			2008	1,147,449	2008	1,135,412
			2007	1,135,709	2007	1,341,686
			2006	542,562	2006	1.394,878
			2005	348,100	2005	885,457
			2004	243,308	2004	157,436
			2003	24,191	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett Bond-Debenture	2009	964,892	2009	1,553,625	2009	888,191
			2008	1,422,189	2008	1,038,868
			2007	1,441,140	2007	1,273,971
			2006	1,099,585	2006	1,398,156
			2005	1,058,577	2005	950,106
			2004	1,047,821	2004	258,478
			2003	828,990	2003
			2002	136,675	2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Lord Abbett Growth and Income	2009	249,315	2009	2,078,205	2009	1,367,582
			2008	2,323,477	2008	1,577,441
			2007	2,436,080	2007	1,802,207
			2006	1,936,747	2006	1,917,096
			2005	1,701,483	2005	1,298,865
			2004	1,607,017	2004	328,730
			2003	971,077	2003
			2002	282,968	2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett Growth Opportunities	2009	19,063	2009	1,023,550	2009	155,640
			2008	520,384	2008	197,562
			2007	253,426	2007	236,621
			2006	162,518	2006	261,956
			2005	95,549	2005	167,149
			2004	92,264	2004	43,263
			2003	12,634	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Lord Abbett International Opportunities	2009	46,305	2009	1,761,839	2009	3,604
(formerly International)			2008	706,363	2008	2,985
			2007	—	2007	—
Lord Abbett Classic Stock	2009	48,543	2009	56,422	2009	30,586
(formerly Large-Cap Core)			2008	24,067	2008	16,214
			2007	—	2007	—
Lord Abbett Mid-Cap Value	2009	68,117	2009	2,747,108	2009	1,172,205
			2008	2,321,039	2008	1,368,504
			2007	1,798,829	2007	1,617,690
			2006	1,182,908	2006	1,766,910
			2005	979,357	2005	1,066,079
			2004	945,223	2004	197,270
			2003	590,772	2003
			2002	201,035	2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Lord Abbett Fundamental Equity	2009	13,808	2009	13,491	2009	2,689
(formerly All Value)
MFS Growth — Service Shares	2009	109,208	2009	76,024	2009	14,036
			2008	47,703	2008	28,337
			2007	72,058	2007	29,285
			2006	7,913	2006	20,811
			2005	4,102	2005	5,067
			2004	3,119	2004	80
			2003	737	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Investors Growth Stock —	2009	33,465	2009	6,744,641	2009	15,584
Service Shares			2008	3,761,768	2008	16,727
			2007	879,590	2007	20,367
			2006	4,577	2006	18,014
			2005	21,783	2005	14,783
			2004	13,842	2004	993
			2003	3,645	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Investors Trust — Service Shares	2009	29,265	2009	57,686	2009	46,609
			2008	44,036	2008	47,845
			2007	40,926	2007	48,629
			2006	30,596	2006	48,599
			2005	22,273	2005	25,556
			2004	22,436	2004	1,135
			2003	4,074	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
MFS New Discovery — Service Shares	2009	20,100	2009	763,475	2009	13,691
			2008	321,357	2008	12,768
			2007	6,234	2007	21,749
			2006	3,332	2006	20,083
			2005	1,586	2005	2,904
			2004	181	2004	0
			2003	8	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Research — Service Shares	2009	7,959	2009	39,956	2009	10,830
			2008	30,013	2008	14,079
			2007	13,655	2007	8,277
			2006	5,159	2006	8,382
			2005	1,652	2005	1,838
			2004	1,237	2004	1,134
			2003	201	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS Total Return — Service Shares	2009	464,391	2009	1,569,379	2009	980,254
			2008	1,437,137	2008	1,097,770
			2007	1,036,032	2007	1,303,581
			2006	543,852	2006	1,372,379
			2005	352,149	2005	744,323
			2004	281,948	2004	90,197
			2003	69,378	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
MFS Utilities — Service Shares	2009	69,378	2009	99,332	2009	51,679
			2008	89,988	2008	65,827
			2007	90,380	2007	73,005
			2006	34,321	2006	58,719
			2005	30,562	2005	20,913
			2004	19,638	2004	788
			2003	4,979	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
MFS VIT Research Bond —	2009	153,472	2009	36,871	2009	3,796
Service Shares
MFS VIT Value — Service Shares	2009	91,751	2009	20,809	2009	4,626
OppenheimerFunds Capital	2009	29,109	2009	2,133,885	2009	113,222
Appreciation — Service Shares			2008	890,339	2008	136,708
			2007	173,251	2007	134,023
			2006	122,827	2006	146,922
			2005	35,060	2005	75,595
			2004	29,302	2004	5,812
			2003	6,554	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds Global	2009	150,023	2009	409,133	2009	596,922
Securities — Service Shares			2008	422,651	2008	683,034
			2007	357,986	2007	816,777
			2006	117,020	2006	853,030
			2005	32,073	2005	323,047
			2004	24,748	2004	24,787
			2003	1,844	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
OppenheimerFunds High Income —	2009	7,869	2009	139,021	2009	86,858
Service Shares			2008	113,792	2008	119,110
			2007	96,170	2007	89,160
			2006	49,401	2006	123,820
			2005	37,039	2005	88,894
			2004	28,809	2004	7,791
			2003	4,949	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds Main Street —	2009	30,169	2009	70,422	2009	73,925
Service Shares			2008	75,239	2008	74,173
			2007	71,161	2007	80,971
			2006	30,059	2006	104,099
			2005	24,843	2005	46,093
			2004	19,974	2004	16,326
			2003	4,975	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
OppenheimerFunds Small & Mid Cap	2009	13,368	2009	27,102	2009	7,556
Growth (formerly Mid Cap) —			2008	24,356	2008	8,548
Service Shares			2007	19,884	2007	9,290
			2006	5,109	2006	9,473
			2005	1,701	2005	7,251
			2004	1,805	2004	325
			2003	102	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
OppenheimerFunds Money Fund	2009	25,439	2009	5,096,390	2009	288,838
			2008	6,128,516	2008	364,138
			2007	1,438,185	2007	399,032
			2006	288,700	2006	375,103
			2005	189,253	2005	0
			2004	262,158	2004	0
			2003	185,029	2003
			2002	229,848	2002
			2001	1,144,587	2001
			2000	18,805	2000
			1999	0	1999
OppenheimerFunds Global Strategic	2009	637,160	2009	3,073,161	2009	233,132
Income (formerly Strategic Bond —			2008	1,716,917	2008	289,752
Service Shares			2007	736,710	2007	335,993
			2006	193,492	2006	359,785
			2005	93,094	2005	167,200
			2004	86,188	2004	10,151
			2003	11,806	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Pimco VIT Long-Term US	2009	2,373	2009	861	2009	0
Government Advisor Class
PIMCO VIT Low Duration	2009	6,305	2009	0	2009	1,612
Advisor Class
PIMCO VIT Real Return Advisor Class	2009	29,759	2009	9,656	2009	2,794
PIMCO VIT Short-Term Advisor Class	2009	4,285	2009	1,262	2009	1,616
PIMCO VIT Total Return Advisor Class	2009	197,703	2009	58,757	2009	10,275
Royce Capital Fund Micro-Cap SC			2009	1,735	2009	0
Royce Capital Fund Small-Cap SC			2009	6,822	2009	1,427

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Van Kampen LIT Comstock II	2009	310,994	2009	2,125,232	2009	1,949,609
			2008	2,237,814	2008	2,237,126
			2007	1,970,778	2007	2,687,613
			2006	1,000,061	2006	2,920,089
			2005	622,884	2005	1,799,442
			2004	495,751	2004	288,533
			2003	78,293	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Enterprise II			2009	0	2009	0
			2008	121,279	2008	94,671
			2007	137,333	2007	102,805
			2006	127,127	2006	115,393
			2005	109,472	2005	72,881
			2004	109,145	2004	14,786
			2003	31,847	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen LIT Government II	2009	310,694	2009	6,844,159	2009	288,236
			2008	4,044,596	2008	307,219
			2007	1,741,863	2007	374,168
			2006	377,198	2006	292,129
			2005	138,907	2005	173,824
			2004	114,917	2004	37,648
			2003	94,473	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
Van Kampen LIT Growth and Income II	2009	287,788	2009	2,474,457	2009	928,365
			2008	1,924,831	2008	1,051,068
			2007	1,271,065	2007	1,165,017
			2006	651,073	2006	1,275,271
			2005	465,305	2005	688,088
			2004	392,094	2004	159,682
			2003	84,027	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
Van Kampen Global Tactical Asset	2009	46	2009	0	2009	0
Allocation II
Van Kampen LIT Mid Cap Growth II	2009	71,506	2009	174,073	2009	35,488
			2008	105,002	2008	21,514
			2007	60,055	2007	25,304
			2006	48,800	2006	22,986
			2005	43,662	2005	15,151
			2004	41,316	2004	7,540
			2003	28,851	2003
			2002	27,545	2002
			2001	12,464	2001
			2000	0	2000
			1999		1999
Van Kampen LIT Capital Growth II	2009	23,845	2009	137,387	2009	69,467
			2008	148,712	2008	97,415
			2007	138,973	2007	96,808
			2006	150,151	2006	94,937
			2005	138,366	2005	70,473
			2004	128,712	2004	26,710
			2003	37,215	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999

	Contracts Issued May 1, 2009 through April 30, 2010		Contracts Purchased May 1, 2006 through April 30, 2009		Contracts Purchased Before May 1, 2006
Sub-Account	Year Ended		Year Ended		Year Ended
UIF Equity and Income II	2009	330,010	2009	2,490,313	2009	1,315,823
			2008	2,499,410	2008	1,441,385
			2007	2,012,720	2007	1,697,045
			2006	1,047,083	2006	1,822,667
			2005	597,471	2005	1,084,020
			2004	461,772	2004	208,906
			2003	78,455	2003
			2002		2002
			2001		2001
			2000		2000
			1999		1999
UIF Global Real Estate II	2009	4,071	2009	15,961	2009	0
			2008	8,373	2008	—
			2007	—	2007	—
UIF International Growth Equity II	2009	113,797	2009	117,706	2009	10,636
			2008	27,383	2008	2,659
			2007	—	2007	—
UIF Mid Cap Value II	2009	133	2009	0	2009	0

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APPENDIX D

Example of SecurePay Rider with the SecurePay Advantage Plus Benefit
For Contract Owners Who Purchased the Contract On or After May 1, 2011

The purpose of the following example is to demonstrate the operation of the Secure Pay Rider with the SecurePay Advantage Plus Benefit (the "SecurePay Rider") for Contract Owners who purchased the Contract on or after May 1, 2011. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay Advantage Plus Benefit at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because Joe was 66 on the Contract Anniversary when he began taking withdrawals, he received the 5% Maximum Withdrawal Percentage

Contract Year		EOY Att Age	Roll Up Percentage		Max Allowed WD Percentage	Purchase Payments		Net WDs	Max Available
At issue		55				100,000		N/A
1		56	4%		N/A	50,000	(B)	—
2		57	4%		N/A	—		—
3		58	4%		N/A	25,000	(G)	—
4		59	4%		N/A	—		—
5		60	4%		N/A	—		—
6		61	5%		5%	15,000		—
7	Q1	62	5%		5%	—		—
7	Q2	62	5%		5%	—		—
7	Q3	62	5%		5%	—		—
7	Q4	62	5%		5%	—		—
8		63	5%		5%	—		10,000
9		64	5%		5%	—		—
10		65	5%		5%	—		—
11		66	0	%(T)	5%	—		14,284	14,284	(S)
12		67	0%		5%	—		14,479	14,479	(S)
13		68	0%		5%	—		14,669	14,669	(S)
14		69	0%		5%	—		5,000	15,973	(U)
15		70	0%		5%	—		15,973	15,973	(V)
16		71	0%		5%	—		15,973	15,973	(V)
17		72	0%		5%	—		15,973	15,973	(V)

Contract Year		Hypo Contract Value		Highest Quarterly Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue		100,000		—		100,000	(A)	100,000	(A)	—	—
1		153,975		153,975		154,000	(C)	154,000	(D)	—	—
2		161,676		161,676		160,160	(E)	161,676	(F)	—	—
3		209,964		184,964		168,143	(H)	184,964	(I)	—	—
4		208,164		183,164		192,363		192,363	(J)	—	—
5		246,037		221,037		200,057		221,037	(K)	—	—
6		249,536		209,536		232,089		232,089	(L)	—	—
7	Q1	262,045				232,089		232,089
7	Q2	271,328				232,089		232,089
7	Q3	293,211				232,089		232,089
7	Q4	289,157		253,211	(X)	243,693		253,211	(M)	—	—
8		288,172	(N)	248,172	(N)	256,645	(O)	256,645	(P)	—	—
9		312,085		272,085		269,478		272,085	(Q)	—	—
10		324,517		284,517		285,689		285,689	(R)	—	—
11		313,603		273,603		285,689	(T)	285,689		14,284	—
12		329,576		289,576		285,689		289,576		14,479	—
13		333,375		293,375		285,689		293,375		14,669	—
14		359,462		319,462		285,689		319,462	(U)	15,973	10,973	(U)
15		355,423		315,423		285,689		319,462		15,973	—
16		348,558		308,558		285,689		319,462		15,973	—
17		334,053		294,053		285,689		319,462		15,973	—

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay [Roll-Up Value] is equal to the most recently calculated Benefit Base ($150,000) plus 4% of the Benefit Base on the previous Contract Anniversary (4% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value, and the SecurePay [Roll-Up Value] (max of $150,000, $153,975, and $154,000, respectively).

(E)  The SecurePay [Roll-Up Value] is equal to the most recently calculated Benefit Base ($154,000) plus 4% of the Benefit Base on the previous Contract Anniversary (4% of $154,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value, and the SecurePay [Roll-Up Value] (max of $154,000, $161,676, and $160,160, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay [Roll-Up Value] is equal to the most recently calculated Benefit Base ($161,676) plus 4% of the Benefit Base on the previous contract anniversary (4% of $161,676).

(I)  The SecurePay [Roll-Up Value] ($168,143) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(J)  The recalculated Benefit Base is equal to the SecurePay [Roll-Up Value] since it is higher than the Highest Quarterly Value of $183,164 ($208,164 – $25,000).

(K)  The SecurePay [Roll-Up Value] ($200,057) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(L)  The recalculated Benefit Base is equal to the SecurePay [Roll-Up Value] since it is higher than the Highest Quarterly Value of $209,536 ($249,536 – $40,000).

(M)  The SecurePay [Roll-Up Value] ($243,693) is compared to the Higest Quarterly Value ($253,211), see note X.

(N)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.5% ($10,000/$288,172). The new Benefit Base is $247,134 ($256,018 x (1 – 3.5%)).

(O)  The amount of the increase in the Benefit Base under the SecurePay Advantage Plus Benefit is also reduced in the same proportion of the Benefit Base (.05 * $256,018 * (1 – .035)) to $12,357. The [Roll-Up Value] is then calculated by adding the adjusted value of the roll-up to the adjusted Benefit Base ($247,432 + $12,357).

(P)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value ($288,172 – $40,000) and the SecurePay [Roll-Up Value] ($259,490).

(Q)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value ($312,603 – $40,000) and the SecurePay [Roll-Up Value] ($269,478).

(R)  The recalculated Benefit Base is equal to the SecurePay [Roll-Up Value] since it is higher than the Highest Quarterly Value of $284,517 ($324,517 – $40,000).

(S)  For the next three years, Joe takes the full Annual Withdrawal Amount ($14,284 = .05 * $285,689 in first year, $14,479 = .05 * $289,576 in second year, and $14,669 = .05 * $293,375 in third year).

(T)  The Roll-Up Period stops after the Benefit Election Date.

(U)  In year 14, Joe only takes $5,000 of the available $15,973. Please note that the $10,973 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

(X)  In year 7, the Highest Quarterly Value occurs at the third quarterly anniversary ($293,211 – $40,000)

Example of SecurePay Rider with the SecurePay Advantage Benefit
For Contract Owners Who Purchased the Rider On or After May 1, 2009

The purpose of the following example is to demonstrate the operation of the Secure Pay Rider with the SecurePay Advantage Benefit (the "SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay Advantage Benefit at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals	Maximum Available		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A			100,000		100,000	(A)	100,000	(A)	—	—
1	50,000	(B)	—			153,975		155,000	(C)	155,000	(D)	—	—
2	—		—			161,676		162,750	(E)	162,750	(F)	—	—
3	25,000	(G)	—			209,964		170,888	(H)	184,964	(I)	—	—
4	—		—			208,164		194,212		194,212	(J)	—	—
5	—		—			246,037		203,923		221,037	(K)	—	—
6	15,000		—			249,536		232,089		232,089	(L)	—	—
7	—		—			296,018		243,693		256,018	(M)	—	—
8	—		10,000			288,172	(N)	259,804	(O)	259,804	(P)	—	—
9	—		—			312,085		272,794		272,794	(Q)	—	—
10	—		—			324,517		286,434		286,434	(R)	—	—
11	—		14,322	14,322	(S)	313,603		N/A(T)		286,434		14,322	—
12	—		14,322	14,322	(S)	329,576		N/A		286,434		14,322	—
13	—		14,322	14,322	(S)	333,375		N/A		286,434		14,322	—
14	—		5,000	14,322	(U)	359,462		N/A		319,462	(U)	14,322	9,322	(U)
15	—		15,973	15,973	(V)	355,423		N/A		319,462		15,973	—
16	—		15,973	15,973	(V)	348,558		N/A		319,462		15,973	—
17	—		15,973	15,973	(V)	334,053		N/A		319,462		15,973	—

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $155,000, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $155,000, $161,676, and $162,750, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

(I)  The SecurePay Roll-Up Value ($170,888) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(K)  The SecurePay Roll-Up Value ($207,826) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(M)  The SecurePay Roll-Up Value ($248,357) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($296,018 – $40,000).

(N)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $247,432 ($256,018 – ($256,018 * ($10,000/$298,172))).

(O)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.05 * $256,018 * (1 – .034)) to $12,372. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($247,432 + $12,372).

(P)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($259,804).

(Q)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $284,517 ($324,517 – $40,000).

(S)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,322 (.05 * $286,534)

(T)  Since 10 contract anniversaries have elapsed since rider purchase, the Roll-Up Period stops.

(U)  In year 14, Joe only takes $5,000 of the available $14,322. Please note that the $9,322 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

Example of SecurePay Rider
(without the SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit)
For Contract Owners Who Purchased the Rider on or After May 1, 2009

The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay Advantage Benefit or SecurePay Advantage Plus Benefit for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  He received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		153,975	153,975	(C)	0	0
2	0		0		161,676	161,676	(D)	0	0
3	25,000	(E)	0		210,964	185,964	(F)	0	0
4	0		0		208,164	185,964	(G)	0	0
5	0		0		246,037	221,037	(H)	0	0
6	15,000	(I)	0		249,536	221,037	(J)	0	0
7	0		0		290,987	250,987	(K)	0	0
8	0		10,000	(L)	288,172	248,172	(M)	0	0
9	0		0		312,085	272,085	(N)	0	0
10	0		0		337,317	297,317	(O)	0	0
11	0		14,866	(P)	313,603	297,317		14,866	0
12	0		14,866	(P)	329,576	297,317		14,866	0
13	0		14,866	(P)	333,375	297,317		14,866	0
14	0		5,000	(Q)	359,462	319,462	(Q)	14,866	9,866	(Q)
15	0		15,973	(R)	355,423	319,462		15,973	0
16	0		15,973	(R)	348,558	319,462		15,973	0
17	0		15,973	(R)	334,053	319,462		15,973	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

APPENDIX E

The SecurePay R72 Benefit (Not Available On or After May 1, 2009)

If you purchased the SecurePay rider prior to May 1, 2009 and your Contract on or after May 1, 2008, we offered the rider by itself or, for an increased SecurePay Fee, with the optional SecurePay R72 Benefit that could be selected at the time you purchased the rider (but not after purchase).

As of May 1, 2009, the SecurePay R72 Benefit is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option.

The following describes the SecurePay R72 Benefit for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay R72 Benefit, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix F and Appendix G in this prospectus.

SecurePay R72 Benefit (not available on or after May 1, 2009)

This benefit was designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

If you purchased the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59 1/2 through 74 (SecurePay for two spouses)	4.5%
59 1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

  (a)  the most recently calculated Benefit Base prior to that Contract Anniversary; plus

  (b)  7.2% of the Benefit Base on the previous Contract Anniversary (the "roll-up" amount), reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% to the Benefit Base on the Rider Effective Date to determine the "roll-up"

amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($96,480)

We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

The Roll-up Period begins on the Rider Effective Date and ends on the earliest of:

(1)  the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period;

(2)  the Benefit Election Date; or

(3)  the date the SecurePay rider terminates (see "Terminating the SecurePay Rider").

If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

If at any time before the Benefit Election Date we increase the Benefit Base to equal the SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider).

Example: Assume you purchase a Contract on May 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on May 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on May 1, 2012, the new Roll-up Period would expire on May 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on May 1, 2025, we would once again reset the Roll-up Period to begin on May 1, 2025 and expire on May 1, 2035.

In this example, because there is no Roll-up Period between May 1, 2022 and May 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

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APPENDIX F

Example of SecurePay Rider
(without the SecurePay R72 Benefit)
For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		153,975	153,975	(C)	0	0
2	0		0		161,676	161,676	(D)	0	0
3	25,000	(E)	0		210,964	185,964	(F)	0	0
4	0		0		208,164	185,964	(G)	0	0
5	0		0		246,037	221,037	(H)	0	0
6	15,000	(I)	0		249,536	221,037	(J)	0	0
7	0		0		290,987	250,987	(K)	0	0
8	0		10,000	(L)	288,172	248,172	(M)	0	0
9	0		0		312,085	272,085	(N)	0	0
10	0		0		337,317	297,317	(O)	0	0
11	0		17,839	(P)	313,603	297,317		17,839	0
12	0		17,839	(P)	329,576	297,317		17,839	0
13	0		17,839	(P)	333,375	297,317		17,839	0
14	0		5,000	(Q)	359,462	319,462	(Q)	17,839	12,839	(Q)
15	0		19,167	(R)	355,423	319,462		19,167	0
16	0		19,167	(R)	348,558	319,462		19,167	0
17	0		19,167	(R)	334,053	319,462		19,167	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

F-1

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $17,839 (.06 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $17,839. Please note that the $12,839 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $19,167 (.06 x $319,462).

F-2

APPENDIX G

Example of SecurePay Rider with the SecurePay R72 Benefit

For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—
1	50,000	(B)	—		153,975		157,200	(C)	157,200	(D)	—	—
2	—		—		161,676		168,518	(E)	168,518	(F)	—	—
3	25,000	(G)	—		209,964		180,651	(H)	184,964	(I)	—	—
4	—		—		208,164		198,281		198,281	(J)	—	—
5	—		—		246,037		212,557		221,037	(K)	—	—
6	15,000		—		249,536		236,951		236,951	(L)	—	—
7	—		—		290,987		248,798		250,987	(M)	—	—
8	—		10,000		288,172	(N)	260,026	(O)	260,026	(P)	—	—
9	—		—		312,085		278,748		278,748	(Q)	—	—
10	—		—		337,317		298,818		298,818	(R)	—	—
11	—		14,941	(S)	313,603		N/A(T)		298,818		14,941	—
12	—		14,941	(S)	329,576		N/A		298,818		14,941	—
13	—		14,941	(S)	333,375		N/A		298,818		14,941	—
14	—		5,000	(U)	359,462		N/A		319,462	(U)	14,941	9,941	(U)
15	—		15,973	(V)	355,423		N/A		319,462		15,973	—
16	—		15,973	(V)	348,558		N/A		319,462		15,973	—
17	—		15,973	(V)	334,053		N/A		319,462		15,973	—

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $100,000).

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(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $150,000, $153,975, and $157,200, respectively).

(E)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $157,200).

(F)  The recalculated Benefit base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $155,000, $161,676, and $168,518, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $168,518).

(I)  The SecurePay Roll-up Value ($180,651) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(K)  The SecurePay Roll-up Value ($212,557) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(M)  The SecurePay Roll-Up Value ($248,798) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($290,987 – $40,000). Note that the Roll-Up period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(N)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(O)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $250,987 * (1 – .034)) to $17,457. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($242,569 + $17,457).

(P)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($260,026).

(Q)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $297,317 ($337,317 – $40,000).

(S)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,941 (.05 * $298,818)

(T)  Since the withdrawals under the rider begin, the Roll-Up Period stops.

(U)  In year 14, Joe only takes $5,000 of the available $14,941. Please note that the $9,941 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

G-2

APPENDIX H

PrincipalBack Annuitization Benefit
Available in Contracts purchased before May 1, 2007

If you qualify for the minimum Annuity Value (see Annuity Value, Minimum Annuity Value), and you elect to receive fixed income payments for either of the following payment periods, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later. For purposes of PrincipalBack payments, your adjusted aggregate Purchase Payments are determined in the same way that they are determined for the minimum Annuity Value described above.

H-1

Appendix I

Example of [Asset Transfer Program]

The purpose of this example is to demonstrate the operation of the [Asset Transfer Program]. All Owners who purchase the SecurePay rider with the SecurePay Advantage Plus Benefit must participate in the [Asset Transfer Program]. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance.

Contract Month	Accumulation Unit Value	SMA12(A)		Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund Sub-Account(D)
At issue	6.17	6.16			10,000
1	6.24	6.17		No(E)	10,089
2	5.76	6.14		Yes	—	9,282	(F)
3	5.41	6.09		No		9,286
4	5.35	6.03		No		9,290
5	4.53	5.87		No		9,294
6	3.73	5.62		No		9,298
7	2.94	5.33		No		9,302
8	3.33	5.08		No		9,305
9	3.15	4.85		No		9,309
10	2.98	4.62		No		9,313
11	3.29	4.41		No		9,317
12	3.81	4.21		No		9,321
13	4.19	4.04	(G)	Yes(H)	9,325

(A)  SMA12 is the sum of the 12 most recent Monthly Anniversary Days Accumulation Unit values divided by 12

(B)  Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Days, then we will consider the Sub-Account to be restricted.

(C)  $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1

(D)  If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund Sub-Account, until the Sub-Account is no longer restricted

(E)  At the end of contract month 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)  At the end of contract month 2, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)  Calculation of SMA12, (4.19+3.81+3.29+2.98+3.15+3.33+2.94+3.73+4.53+5.35+5.41+5.76)/12 = 4.04

(H)  At the end of contract month 13, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund Sub-Account is re-allocated back to Sub-Account 1.

I-1

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Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the ProtectiveValues® Advantage Variable Annuity.

__________________________________________________________________________________________________________________ Name

__________________________________________________________________________________________________________________ Address

__________________________________________________________________________________________________________________ City, State, Zip

__________________________________________________________________________________________________________________ Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
PROTECTIVE VALUES® ADVANTAGE VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Values® Advantage Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2011.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1

STATE REGULATION	1

RECORDS AND REPORTS	1

LEGAL MATTERS	1

EXPERTS	1

OTHER INFORMATION	2

FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Protective Life Insurance Company as of December 31, 2010, and 2009 and for each of the three years in the period ended December 31, 2010 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N. E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2010 and 2009 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2010 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

[To be provided by amendment]

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PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)

2.  Not applicable

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(5)

(b)  Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)

(c)  Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)

(d)  Guaranteed Account Endorsement(10)

(e)  Return of Purchase Payments Variable Annuity Death Benefit Rider(10)

(f)  Asset-Based Fee Endorsement(10)

(g)  Net Amount At Risk Fee Endorsement(10)

(h)  Minimum Annuitization Value Endorsement(5)

(i)  Contract Schedule for Individual Contracts(5)

(j)  Contract Schedule for Group Contracts(5)

(k)  Endorsement to Eliminate Letter of Intent(10)

(l)  DCA Fixed Accounts Endorsement(10)

(k)  Endorsement to Sales Charge Provision(11)

(l)  Maximum Anniversary Value Death Benefit Endorsement(12)

(m)  Benefit Based Fee Endorsement(12)

(n)  Form of Guaranteed Lifetime Withdrawal Benefit Rider(15)

(o)  Form of Enhanced GLWB Withdrawal Percentage for Certain Medical Conditions Endorsement(15)

(p)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Roll-up(16)

(q)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(18)

(r)  Lifetime GMWB Rider with SecurePay Advantage(19)

(s)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Step-up(19)

(t)  Form of SecurePay Advantage Plus Benefit Rider

5.  (a)  Form of Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)

(b)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(16)

6.  (a)  Charter of Protective Life Insurance Company.(1)

(b)  By-Laws of Protective Life Insurance Company.(1)

(c)  2002 Amended and Restated Charter of Protective Life Insurance Company(17)

(d)  2002 Amended and Restated By-Laws of Protective Life Insurance Company(17)

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7.  Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company(8)

8.  (a)  Participation/Distribution Agreement (Protective Investment Company)(2)

(b)  Participation Agreement (Oppenheimer Variable Account Funds)(3)

(c)  Participation Agreement (MFS Variable Insurance Trust)(3)

(d)  Participation Agreement (Calvert Group, formerly Acacia Capital Corporation)(3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust)(6)

(f)  Participation Agreement (Van Kampen Asset Management, Inc.)(7)

(g)  Participation Agreement (Lord Abbett Series Fund)(4)

(h)  Participation Agreement for Class II shares (Van Kampen)(8)

(i)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(8)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(8)

(k)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(8)

(l)  Participation Agreement (Goldman Sachs Variable Insurance Trust)(9)

(m)  Participation Agreement (Fidelity Variable Insurance Products)(13)

(n)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(14)

(o)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(14)

(p)  Rule 22c-2 Shareholder Information Agreement (Calvert Group)(17)

(q)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(17)

(r)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(17)

(s)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(17)

(t)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(17)

(u)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(17)

(v)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(17)

(w)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.)(17)

(x)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust)(17)

(y)  Form of Rule 22c-2 Agreement (Van Eck Worldwide Insurance Trust)(17)

(z)  Participation Agreement (American Funds Insurance Series)(20)

(aa)  Rule 22c-2 Shareholder Information Agreement (American Funds Insurance Series)(20)

(bb) Participation Agreement (Legg Mason)(21)

(cc) Participation Agreement (Royce Capital)(21)

(dd) Participation Agreement (PIMCO)(21)

9.  Opinion and Consent of Steve M. Callaway, Esq.(10)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP(22)

(b)  Consent of PricewaterhouseCoopers LLP(22)

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of Attorney

(1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

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(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-81553), filed with the Commission on April 24, 2000.

(5)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 25, 2004.

(6)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 30, 2003.

(9)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(10)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 22, 2005.

(12)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on May 6, 2004.

(13)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on March 2, 2007.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-145621), filed with the Commission on January 3, 2008.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 29, 2008.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on April 29, 2009.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(22)  To be filed by amendment.

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Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns
Richard J. Bielen
Carl S. Thigpen
Deborah J. Long
Carolyn M. Johnson
Edward M. Berko
John B. Deremo
Carolyn King
John F. Simon
Lance Black
Brent E. Griggs
Wayne E. Stuenkel
Judy Wilson
Steven G. Walker
Phil Passafiume
Nancy Kane
Charles M. Prior	Chairman of the Board, Chief Executive Officer, President, and
Director
Vice Chairman and Chief Financial Officer and Director
Executive Vice President, Chief Investment Officer
Executive Vice President, General Counsel and Secretary
Executive Vice President, Chief Operating Officer and Director
Executive Vice President and Chief Risk Officer
Senior Vice President and Chief Distribution Officer
Senior Vice President, Acquisitions and Corporate Development
Senior Vice President and Chief Product Actuary
Senior Vice President and Treasurer
Senior Vice President, Asset Protection Division
Senior Vice President and Chief Actuary
Senior Vice President, Stable Value Products
Senior Vice President, Controller and Chief Accounting Officer
Senior Vice President and Director, Fixed Income
Senior Vice President, Senior Associate Counsel
Senior Vice President, Mortgage Loans

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2009 (File No. 1-11339) filed with the Commission on February 26, 2010.

Item 27. Number of Contractowners.

As of November 30, 2010, there were 18,818 contract owners of the ProtectiveValuesSM Advantage individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best

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interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

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(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell Barry K. Brown Steve M. Callaway Gary Carroll Julena Johnson Thomas R. Barrett Jason P. Dees Carol Majewski	President, Secretary and Director

Assistant Secretary
Chief Compliance Officer and Director
Assistant Compliance
Officer and Director
Assistant Compliance Officer
Chief Financial Officer and
Director
Assistant Financial Officer
Assistant Compliance Officer	Vice President, New Business
Operation Life and Annuity
Division
Second Vice President, LLC
Commissions
None
Second Vice President,
Compliance, Life and Annuity
Division
Senior Compliance Analyst II
Director I, Life and Annuity
Division
Quantitative Analyst Asset/Liability
Management
Director I, Compliance Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

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(d)  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 22, 2010.

  PROTECTIVE VARIABLE ANNUITY
  SEPARATE ACCOUNT

By:  /s/ JOHN D. JOHNS

  John D. Johns, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  /s/ JOHN D. JOHNS

  John D. Johns, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	December 22, 2010

* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	December 22, 2010

* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	December 22, 2010

* Carolyn Johnson	Director	December 22, 2010

*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		December 22, 2010

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